UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

September 30, 2020

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Allocation Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Ian Anderson	Class A NEFRX

Peter W. Palfrey, CFA®	Class C NECRX

Richard G. Raczkowski	Class N NERNX

Barath Sankaran, CFA®	Class Y NERYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The global fixed-income market produced solid gains to finish the fiscal year, continuing its recovery since the turmoil of late March, albeit at a slower pace compared to the second quarter. Investors appeared confident that the US Federal Reserve (Fed) and other global central banks would keep interest rates low indefinitely in response to the growth slowdown caused by Covid-19. Most notably, the Fed formally adopted a new policy regime known as Flexible Average Inflation Targeting at this year’s Jackson Hole conference. Under this new approach, a 2% inflation rate is no longer the Fed’s implicit ceiling, but rather now clearly defined as its long-term average target. This shift implies that the Fed could keep interest rates low for an extended period even if inflation begins to tick up above the average inflation target. Together, these factors helped US Treasuries hold on to their gains from the first half of the year. The credit-sensitive segments of the market also performed well, as the combination of improving economic data and apparent progress toward a coronavirus vaccine helped support investors’ appetite for risk. However, the markets remained on edge as the period drew to a close, due to uncertainties surrounding the US elections, the continued spread of Covid-19, and the expected magnitude of the economic recovery in 2021.

US Treasuries posted narrow gains but finished with the weakest performance among the major bond market segments. Treasuries entered the quarter at historically low yields due to their significant rally earlier in the year. (Prices and yields move in opposite directions.) With little in the way of additional negative news to fuel a renewed “flight to quality,” Treasuries largely traded sideways in a tight range. As a result, the yield on the bellwether 10-year note finished the quarter little changed from the level at which it closed on June 30.

Investment-grade corporates performed well thanks to the combination of a benign rate environment and a persistent demand for yield. In addition, investors appeared confident that the Fed would continue to backstop the corporate bond market through direct purchases if necessary.

During the quarter, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outperformed Treasuries as securitized credit sectors continued to recover. Agency mortgage-backed securities (MBS) underperformed duration-matched

1 |

Treasuries for the period. Total returns for securitized assets were positive on the quarter as demand for yield drove spreads tighter.

High yield bonds outpaced investment-grade corporates in the quarter, as the generally favorable investment backdrop encouraged investors to take on higher risk in search of more attractive yields. Oil prices recovered from their April lows, which proved to be supportive for the many distressed energy issuers in the category.

Emerging market debt was one of the stronger performing major fixed-income categories in the quarter, partially due to weakness in the US dollar. The category’s outperformance occurred despite rising economic uncertainty in Brazil and a sharp decline in the Turkish lira. The strength in emerging market bonds in the face of these potential headwinds helps illustrate the extent of investors’ thirst for yield.

Performance Results

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Core Plus Bond Fund returned 8.87% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.98%.

Explanation of Fund Performance

The Fund’s overweight to US investment grade corporate bonds, paired with strong security selection within the sector, was the largest contributor to relative return over the 12-month period. An out-of-benchmark allocation to high yield corporate bonds also benefited performance relative to the benchmark. The Fund’s slightly above-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) generated excess returns as Treasury yields declined over the period. Finally, allocations to and selection within securitized agency sectors, most notably pass-through MBS, boosted return over the period. On the downside, security selection within non-securitized US agency issues hindered relative performance for the 12-month period. The Fund’s allocation to floating rate bank loans acted as a constraint on performance, and an underweight to US Treasuries also weighed on relative performance as Treasury yields declined notably over the period.

Outlook

We expect the Federal Reserve’s fed funds rate to remain unchanged at the zero lower bound and the front end of the Treasury yield curve to remain anchored for the foreseeable future. We do not anticipate the Fed bringing rates into negative territory on the view that negative policy rates are broadly disruptive to a nation’s financial system. We believe US Treasury yields will trade in a fairly tight range through the US presidential election date, but may respond more acutely in the days following depending on the result and whether the result is contested. Once the results are determined, however, we see more potential for yields to rise as we move through 2021. In particular, improving prospects for a vaccine rollout could be a catalyst for rising intermediate and longer maturity Treasury yields, while the front end remains anchored. With the demand side of the equation improving, we believe there will likely be pockets of inflation as supply remains disrupted and we continue to see ultra-accommodative monetary policy and ample fiscal support.

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LOOMIS SAYLES CORE PLUS BOND FUND

Our base case expectation is that we are in the credit repair phase of the credit cycle1 and are starting to push towards recovery in some segments of the US economy. Credit sector valuations have trended toward levels observed prior to the first quarter of 2020, but still present a potential opportunity to obtain an attractive yield advantage over duration-matched government bonds. We believe corporate credit spreads may continue to tighten, albeit much more gradually than what we saw in the second quarter. Despite the weakened fundamental picture in the post-Covid environment, we believe corporate credit remains supported by a strong technical backdrop headlined by committed central bank support and strong investor demand for incremental yield.

We are favoring sectors offering higher yield potential than Treasuries and remain underweight in government bonds given the low yield environment. In particular, investment grade and high yield corporate credit risk was dramatically increased at significantly cheaper levels during the peak of the Covid-induced selloff in risk assets. However, as valuations move closer to what we consider to be “fair value,” we have become more selective in adding to these exposures, and have started to cull those industries and issuers that we believe now offer less incremental value. We continue to participate in attractive new issues and may also look for swap opportunities along an individual issuer’s credit curve.

Currently, our overall portfolio credit quality is A1 with half of the portfolio remaining in AAA issues. Holdings in nominal Treasuries continue to be underweight on both a market value and contribution-to-duration basis (duration is a measure of sensitivity to changes in interest rates). Within securitized assets, we continue to be underweight in agency mortgage-backed securities, marginally overweight to agency commercial mortgage-backed securities, and continue to maintain an overweight to high-quality asset-backed securities. With respect to investment grade corporate credit, we have moved from a pre-Covid underweight position to an overweight position.

We continue to favor long Treasury inflation-protected securities (TIPS) as an alternative to long nominal Treasuries. We presently have an approximately 2% market value allocation to long TIPS, which is down significantly from earlier this year, but still accounts for about 10% of our total duration contribution. We continue to consider our TIPS position to be a potentially valuable hedge against an eventual abatement in virus contagion fears and as inflation expectations trend back towards more normal levels.

In addition to TIPS, we currently have about a 6.5% allocation to fixed rate high yield corporate bonds, as well as a 2%–3% market weight target to floating rate bank loans. We continue to favor higher quality, shorter duration fixed rate high yield and secured higher quality bank loans as a potential source of front-end yield. This exposure is up meaningfully versus levels just prior to the downturn.

Our portfolio duration (which reflects price sensitivity to changes in interest rate expectations) is approximately 0.70 years longer than the benchmark on a nominal basis. However, our empirical duration is running 0.80 years shorter than the benchmark, largely due to our TIPS, high yield corporate and investment grade corporate exposures. Our overall shorter empirical duration will continue to be our bias with higher rates in the

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future likely in a post-Covid environment in which vaccines are widely available. However, we are maintaining some long end nominal rate exposure, as well as real rate exposure, which we believe could provide protection should we enter a period of greater uncertainty.

Our non-US dollar exposure is approximately 1.8% of total market value, composed primarily of the Mexican peso and a small allocation to the Uruguayan peso. Our focus has been on more pro-cyclical economies and foreign currencies tied to trade with the US, where we can also seek a potential yield advantage versus what is available in the US dollar market.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the fund. Based on the most recent quarterly analysis (as of September 30, 2020), fund officers believe that realized currency losses will have an impact on the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES CORE PLUS BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2010 to September 30, 2020

5 |

Average Annual Total Returns — September 30, 20203

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/30/94)
NAV	8.87%	5.70%	4.93%	—%	0.48%	0.48%

Class A (Inception 11/7/73)
NAV	8.60	5.42	4.67	—	0.73	0.73
With 4.25% Maximum Sales Charge	3.97	4.51	4.21	—

Class C (Inception 12/30/94)
NAV	7.83	4.65	3.88	—	1.48	1.48
With CDSC[1]	6.83	4.65	3.88	—

Class N (Inception 2/1/13)
NAV	8.95	5.79	—	4.10	0.39	0.39

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	6.98	4.18	3.64	3.46

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Daniel J. Fuss, CFA®, CIC	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged.

The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the Fed Funds rate to zero and reinstituting quantitative easing through the purchases of US Treasuries and mortgage-backed securities. The Fed revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Loan Facility), which is a funding backstop for the asset-backed securities market. The central bank also established facilities never used before, such as the Corporate Credit Facilities, which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late-March onward.

Global equity markets plunged in mid-February, as the coronavirus began to spread throughout the United States and Europe. Resulting uncertainty regarding the trajectory of economic growth and corporate earnings fueled largely indiscriminate selling across global equity markets in early spring. The downturn abated in late summer as lockdown restrictions were lifted and consumer confidence began to rise.

The ensuing rally allowed most major equity indices to close the period in positive territory, but returns among sectors were highly disparate. Gains were primarily driven by strength in mega-cap US technology stocks, leading to a wide performance advantage for the growth style over value, and for large-cap over small-cap.

In fixed income, investment-grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full 12-month period.

7  |

High-yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and general support from fiscal and monetary policy. However, high-yield issues trailed investment-grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, weighing on return for the full period.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration (and thus more interest rate sensitive) bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Performance Results

For the 12 months ended September 30, 2020 Class Y shares of the Loomis Sayles Global Allocation Fund returned 13.70% at net asset value. The Fund outperformed its primary index, the MSCI All Country World Index (Net), which returned 10.44%. The Fund outperformed its secondary blended benchmark, the 60% MSCI All Country World Index (Net)/40% Bloomberg Barclays Global Aggregate Index, which returned 9.26%.

Explanation of Performance

In equities, the largest contributors to return were Amazon, Alibaba, and Danaher. Shares of Amazon outperformed as the Covid-19 pandemic brought in-person shopping to a virtual standstill in many geographies, driving an increase in e-commerce penetration from both existing users as well as new users. We believe e-commerce penetration will remain at these levels as economies re-open, from its superior shopping experience and the closure of some brick and mortar retail stores. We also believe the current environment will advance the cloud adoption curve, with companies moving increasing amounts of data to the cloud to facilitate a remote work environment.

Shares of Alibaba, a Chinese e-commerce company, have outperformed as the pandemic has accelerated adoption of e-commerce, mobile shopping, and payments globally. In China, Alibaba has seen a growth in its user base as well as product categories. Additionally, the announcement of the Ant Group (formerly Ant Financial) initial public offering will likely provide increased visibility into the company’s payment business and how it interacts with Alibaba’s platforms.

Shares of Danaher, a healthcare technology company, outperformed over the period. The company has transformed from a conglomerate focused on cyclical end markets to a life sciences industry leader focusing on high-growth markets with recurring revenue characteristics. A recent example is Cytiva, the life science business which Danaher purchased from General Electric. Danaher is also playing an important part in the global pandemic effort as technologies from its Cytiva and Pall subsidiaries are being used in human trials as part of Covid-19 vaccine efforts.

In fixed income, corporate credit allocation was a positive source of relative return during the period. Particularly helpful to performance were overweight allocations to the

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

insurance, capital goods, and communications sectors. The fiscal support and backstops from leading central banks and attractiveness of corporate yields benefited the asset class.

Allocations to the crossover space (corporate bonds with ratings straddling the investment grade and high yield categories) also contributed to relative performance. In particular, BBB and BB holdings aided results as they generally outpaced higher-grade names. Industries that were beaten down in March and April, such as oil, automotive and home construction, recovered and outperformed higher quality bonds. Optimism surrounding a Covid vaccine, the phased re-opening of economies, and the ongoing fiscal and monetary support buoyed risk appetite.

With respect to interest rate positioning, the Fund’s large allocation to the US dollar fixed income market, where starting yields were globally competitive and yields declined considerably over the period, contributed to performance.

In equities, the largest detractors from performance were Marriott, M&T Bank, and CBRE. Shares of Marriott International, a global hotelier, underperformed as the Covid-19 pandemic caused a steep drop in demand. We eliminated our position as the pandemic made it difficult to quantify the downside, particularly as the fall in demand was unprecedented.

M&T Bank is a New York-based regional bank, focusing on small and mid-size business customers. US bank shares have generally been weak on concerns that sustained low interest rates will put pressure on revenue and economic weakness will impact loan quality. M&T Bank has been especially hard-hit due to its exposure to New York City commercial real estate, which accounts for about 10% of its loan book. While M&T’s New York commercial real estate exposure is higher than competitors, we are confident that the exposure is manageable given M&T’s strong loan underwriting experience, as well as the high level of collateral that it holds on these loans. We have a high degree of conviction in M&T’s quality and medium-term growth prospects.

Shares of CBRE, a global real estate services firm, underperformed. We eliminated our position as we believe the pandemic will likely result in structural changes in commercial real estate use, as a greater proportion of employees continue to work remotely in a post-pandemic world. This shift would likely reduce real estate demand, particularly in central business districts, resulting in sharper and longer-lasting falls in office rents and prices than in a typical recession. The pandemic is also accelerating the decline in mall and street-based retail real estate demand. Given the uncertainty in medium-term demand for CBRE’s services, our conviction in the holding declined and we decided to sell the stock.

In fixed income, select emerging market currencies had a negative impact. In particular, bonds denominated in the Brazilian real weighed on performance due to a deteriorating economic outlook as well as a surge in coronavirus cases in the country. Bonds denominated in the Turkish lira and the Chilean peso also detracted as these currencies depreciated over the period versus the dollar.

9 |

Exposure to US retail issuers also weighed on performance given general weakness in the sector on the back of coronavirus-related shutdowns, supply chain disruptions, and declining traffic numbers.

Select positions within high yield corporate bonds detracted. Global demand for oil has tapered in major growth regions such as India and China while stagnating in the US.

Currency and yield curve markets experienced slightly higher levels of volatility in the period and this resulted in derivatives driving a higher than typical level of total return. Although in line with the returns posted by the underlying cash bond markets, the fund’s use of forward and duration positions in managing relative exposures increased the derivative contributions to total return.

Outlook

The shape of the economic recovery depends on the trajectory of Covid-19, much of which will be determined by progress toward an effective antiviral therapy, a successful vaccine, and/or widely accessible and accurate testing capabilities. While progress has indeed been made in all of these areas, outcomes are still challenging to predict with certainty. A recovery is also reliant on the scope of continued fiscal and monetary support, as well as other relief packages, in the US and globally. Thus, our focus remains on investing in companies we believe have the ability to successfully navigate the crisis and generate value over the longer-term.

In equities, some of our holdings have been beneficiaries of the disruption, notably e-commerce companies, those with cloud offerings, and an online connected fitness company. For these businesses, the pandemic has accelerated demand. Many of our companies have leveraged this period of disruption to reduce costs. Some have increased use of augmented reality and virtual reality technologies to perform virtual sales and service visits. Many companies are reducing (or assessing) their real estate footprints; we anticipate an increased percentage of the work force will be working-from-home for an extended period of time. Across the portfolio, companies are opportunistically shoring up their balance sheets to ready themselves for a longer period of uncertainty, and in some cases positioning themselves for potential attractive opportunities.

Volatility has created attractive entry points for a number of new holdings in various industries. Over the 12 months we have added a diverse group of technology names spanning digital payments, cloud storage and collaboration, and semiconductor equipment. We have selectively initiated positions in consumer-related names, focusing on best-in-class retailers with compelling value propositions and the growing online fitness industry. We continue to have no direct exposure to the energy or utilities sectors as we typically (and certainly currently) do not find many opportunities which meet our three performance drivers.

As uncertainty around the pandemic persists, global equities could be impacted further. There is also the potential for heightened volatility in the fourth quarter with the US presidential elections in November. However, we believe our equity securities have sustainable competitive advantages and strong balance sheets which will prove resilient. This is evidenced by the portfolio’s average return on equity, which is meaningfully higher

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

than the MSCI ACWI benchmark, and financial leverage which is significantly less than the benchmark by our measures . This should allow most of our holdings the flexibility to weather challenging environments, and quite possibly emerge stronger.

In fixed income, we see opportunity for credit spreads to tighten further, albeit at a more gradual pace than we saw in the second quarter of 2020. Corporate credit offers an attractive yield advantage and our base case is that we are in the credit repair phase of the credit cycle. The credit repair phase is typically characterized by companies fortifying their balance sheets, reducing leverage, and cutting costs. Despite the weakening fundamental picture, corporate credit remains supported by a strong technical backdrop headlined by committed central bank support.

We expect US Treasury yields to trade in a fairly tight range through the US presidential election and into year end. We see more potential for yields to rise as we move into 2021, especially in the intermediate and long portions of the yield curve (which depicts the relationship among bond yields across the maturity spectrum). Rising prospects for a vaccine rollout could be a catalyst for yields to rise, especially for longer maturities given our view that the Fed will maintain very low short rates for the foreseeable future.

The probability of a multi-year weak dollar regime is rising as we head through the credit repair phase of the cycle. We expect that the US output gap will remain large for another year, reinforcing the Fed’s commitment to keeping rates lower for longer. Against this backdrop, there is also the possibility that European macroeconomic indicators normalize more quickly, which would reinforce the probability of a more sustained period of dollar weakness.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2010 through September 30, 2020

See notes to chart on page 13.

11 |

Top Ten Holdings as of September 30, 2020

	Security Name	% of Assets
1	Danaher Corp.	3.08%
2	Amazon.com, Inc.	2.99
3	Alibaba Group Holding Ltd., Sponsored ADR	2.79
4	MasterCard, Inc., Class A	2.55
5	IQVIA Holdings, Inc.	2.38
6	Roper Technologies, Inc.	2.38
7	Facebook, Inc., Class A	2.32
8	Linde PLC	2.24
9	S&P Global, Inc.	2.22
10	UnitedHealth Group, Inc.	2.15

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20204

				Life of	Expense Ratios[5]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 5/1/96)
NAV	13.70%	11.08%	9.42%	—%	0.91%	0.91%

Class A (Inception 2/1/06)
NAV	13.41	10.79	9.15	—	1.16	1.16
With 5.75% Maximum Sales Charge	6.89	9.48	8.50	—

Class C (Inception 2/1/06)
NAV	12.55	9.97	8.33	—	1.91	1.91
With CDSC[1]	11.55	9.97	8.33	—

Class N (Inception 2/1/17)
NAV	13.78	—	—	12.22	0.82	0.82

Comparative Performance
MSCI All Country World Index (Net)[2]	10.44	10.30	8.55	9.62
Blended Index[3]	9.26	7.96	6.24	7.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 - 9/30/2020
Class A
Actual	$1,000.00	$1,067.30	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59
Class C
Actual	$1,000.00	$1,062.90	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.36
Class N
Actual	$1,000.00	$1,069.20	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	$1.92
Class Y
Actual	$1,000.00	$1,068.80	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.33

*

Expenses are equal to the Fund’s annualized expense ratio: 0.71%, 1.46%, 0.38% and 0.46% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

15 |

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 - 9/30/2020
Class A
Actual	$1,000.00	$1,247.90	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class C
Actual	$1,000.00	$1,243.00	$10.65
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class N
Actual	$1,000.00	$1,249.80	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14
Class Y
Actual	$1,000.00	$1,249.20	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*

Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 0.82% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING

ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other

17 |

representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

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The Board noted that, through December 31, 2019, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	64%	42%	52%
Loomis Sayles Global Allocation Fund	6%	1%	1%

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance has been stronger relative to its category. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of

19 |

advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds have expense caps in place, and that the current expenses were below their caps. They also considered the material terms of the Fund’s expense cap agreement. They further noted that management had proposed to reduce the expense cap for Loomis Sayles Core Plus Bond Fund on all share classes, effective as of July 1, 2020. The Trustees also noted that the total advisory fee rate for each Fund was at the median of its peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that each of the Funds had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. The Trustees also considered management’s proposal to reduce the expense cap for Loomis Sayles Core Plus Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

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The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2021.

21 |

Liquidity Risk Management Program

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Funds’ portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Core Plus Bond Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

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Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 89.0% of Net Assets
Non-Convertible Bonds — 88.8%
	ABS Car Loan — 0.7%
$11,349,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$11,440,396
14,245,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	14,457,504
9,825,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	10,073,071
4,732,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	4,842,289
7,691,697	CarMax Auto Owner Trust, Series 2019-4, Class A2A, 2.010%, 3/15/2023	7,751,935
7,058,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class B, 3.210%, 8/17/2026, 144A	7,090,924
3,205,779	Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.350%, 7/17/2023	3,242,969
2,350,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	2,359,512

		61,258,600

	ABS Credit Card — 0.1%
10,552,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	10,657,512

	ABS Home Equity — 1.1%
1,705,593	Bayview Koitere Fund Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	1,775,817
2,138,733	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	2,196,552
1,226,247	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	1,257,587
6,567,657	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	6,795,801
3,766,958	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	3,916,689
1,541,848	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	1,582,979
5,508,713	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	5,713,562
27,373	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)(b)(c)	27,065
23,033,673	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 1.052%, 6/17/2037, 144A(d)	22,990,393
6,379,100	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 1.026%, 12/22/2069, 144A(d)	6,387,431
1,417,875	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	1,437,202
5,200,384	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	5,408,800

23 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,482,395	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	$1,534,018
1,068,352	Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047, 144A(a)	1,075,693
3,328,656	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	3,408,558
6,751,714	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	6,942,250
1,454,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.660%, 10/25/2053, 144A(a)	1,530,926
2,916,031	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	2,946,340
4,763,689	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	5,127,934
3,759,327	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	3,853,506
5,712,060	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	6,007,664
10,281,531	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	11,120,481

		103,037,248

	ABS Student Loan — 0.0%
4,229,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	4,389,097

	ABS Whole Business — 0.3%
17,992,598	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	17,071,342
13,471,080	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	13,473,640

		30,544,982

	Aerospace & Defense — 1.3%
18,782,000	Boeing Co. (The), 5.705%, 5/01/2040	22,142,519
18,792,000	Boeing Co. (The), 5.805%, 5/01/2050	22,734,188
3,595,000	Boeing Co. (The), 5.930%, 5/01/2060	4,449,313
874,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	846,906
14,175,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	13,608,000
1,813,000	General Dynamics Corp., 4.250%, 4/01/2050	2,367,874
4,685,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030, 144A	5,377,416
13,257,000	Raytheon Technologies Corp., 2.250%, 7/01/2030	14,021,093
29,465,000	Textron, Inc., 3.000%, 6/01/2030	31,034,155

		116,581,464

	Agency Commercial Mortgage-Backed Securities — 1.4%
5,968,533	Federal National Mortgage Association, Series 2015-M17, Class A2, 3.014%, 11/25/2025(a)	6,541,285
19,323,414	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(a)	21,783,416

See accompanying notes to financial statements.	| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$1,575,872	Federal National Mortgage Association, Series 2017-M15, Class A2, 3.058%, 9/25/2027(a)	$1,774,949
7,206,290	Federal National Mortgage Association, Series 2017-M3, Class A2, 2.565%, 12/25/2026(a)	7,864,154
6,206,747	Federal National Mortgage Association, Series 2017-M7, Class A2, 2.961%, 2/25/2027(a)	6,943,209
11,259,203	Federal National Mortgage Association, Series 2018-M1, Class A2, 3.084%, 12/25/2027(a)	12,713,528
2,335,328	Federal National Mortgage Association, Series 2018-M10, Class A2, 3.482%, 7/25/2028(a)	2,715,669
17,016,566	Federal National Mortgage Association, Series 2018-M7, Class A2, 3.150%, 3/25/2028(a)	19,414,062
4,428,579	Federal National Mortgage Association, Series 2018-M8, Class A2, 3.436%, 6/25/2028(a)	5,131,048
2,629,617	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026	2,904,364
5,881,039	FHLMC Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/2026(a)	6,736,917
6,640,495	FHLMC Multifamily Structured Pass Through Certificates, Series K062, Class A2, 3.413%, 12/25/2026	7,642,316
4,846,745	FHLMC Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/2027(a)	5,593,829
868,628	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/2027(a)	997,496
1,243,610	FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/2027	1,433,887
7,637,281	FHLMC Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.444%, 12/25/2027	8,911,532
2,420,767	FHLMC Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.350%, 1/25/2028	2,800,703
9,934,637	FHLMC Multifamily Structured Pass Through Certificates, Series K084, Class A2, 3.780%, 10/25/2028(a)	11,751,010

		133,653,374

	Airlines — 0.4%
442,490	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	438,254
2,030,271	Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,943,051
18,085,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	18,777,278
15,670,000	Southwest Airlines Co., 5.125%, 6/15/2027	17,129,127

		38,287,710

	Automotive — 2.4%
11,401,000	Ford Motor Credit Co. LLC, 3.336%, 3/18/2021	11,403,850
26,285,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	26,449,281
15,580,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	15,872,125
20,253,000	General Motors Co., 5.000%, 4/01/2035	21,941,239

25 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$7,913,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	$8,154,900
2,440,000	Hyundai Capital America, 2.375%, 10/15/2027, 144A	2,440,027
11,596,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	11,941,559
21,599,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	21,638,477
8,345,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	8,622,647
17,499,000	Lear Corp., 5.250%, 5/15/2049	18,980,758
8,595,000	Nissan Motor Co. Ltd., 3.043%, 9/15/2023, 144A	8,712,876
16,460,000	Nissan Motor Co. Ltd., 3.522%, 9/17/2025, 144A	16,607,152
9,825,000	Toyota Motor Corp., 2.358%, 7/02/2024	10,454,186
16,490,000	Toyota Motor Credit Corp., MTN, 1.800%, 2/13/2025	17,228,270
7,946,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	8,686,055
12,887,000	Volkswagen Group of America Finance LLC, 3.750%, 5/13/2030, 144A	14,496,290

		223,629,692

	Banking — 7.9%
29,836,000	Ally Financial, Inc., 3.050%, 6/05/2023	31,003,258
20,016,000	American Express Co., 2.500%, 7/30/2024	21,303,604
11,254,000	Banco Santander Chile, 2.700%, 1/10/2025, 144A	11,863,123
15,204,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,040,220
29,885,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	32,488,454
9,656,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	10,136,823
54,402,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	60,763,226
6,700,000	Barclays PLC, 3.200%, 8/10/2021	6,854,471
8,805,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	8,602,485
29,799,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	31,402,763
6,645,000	Citigroup, Inc., 4.000%, 8/05/2024	7,311,999
28,532,000	Citigroup, Inc., 4.050%, 7/30/2022	30,299,409
9,000,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	10,788,537
5,853,000	Credit Suisse AG, 2.100%, 11/12/2021	5,963,739
34,005,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	35,199,017
12,057,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	12,888,384
14,766,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	21,453,941
5,000,000	Goldman Sachs Group, Inc. (The), (fixed rate to 6/5/2027, variable rate thereafter), 3.691%, 6/05/2028	5,604,644
2,605,000	HSBC Holdings PLC, 4.950%, 3/31/2030	3,135,908
18,906,000	Huntington Bancshares, Inc., 2.625%, 8/06/2024	20,136,835
14,082,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	15,108,638
10,366,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	11,018,831
9,705,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	10,053,366
22,401,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	23,616,462
31,750,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	34,014,795
3,235,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	3,328,536

See accompanying notes to financial statements.	| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$3,755,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	$3,834,250
22,575,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	26,532,575
6,000,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028	6,748,144
3,210,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,561,355
11,914,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	12,412,643
20,667,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	22,806,841
15,854,000	Nationwide Building Society, (fixed rate to 4/26/2022, variable rate thereafter), 3.622%, 4/26/2023, 144A	16,472,536
17,572,000	PNC Bank NA, (fixed rate to 12/9/2021, variable rate thereafter), 2.028%, 12/09/2022	17,901,699
8,661,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	10,586,264
29,676,000	Societe Generale S.A., 2.625%, 1/22/2025, 144A	30,623,674
25,261,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	26,171,534
16,310,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	16,609,941
20,961,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	22,302,173
13,675,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	14,904,520
24,004,000	Toronto-Dominion Bank (The), MTN, 2.650%, 6/12/2024	25,682,465

		737,532,082

	Building Materials — 0.4%
21,858,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	23,919,865
8,129,000	Owens Corning, 4.200%, 12/01/2024	8,959,621
1,245,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	1,296,356

		34,175,842

	Cable Satellite — 0.8%
25,075,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	25,917,771
3,821,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	3,973,840
10,784,000	Comcast Corp., 2.650%, 2/01/2030	11,750,410
6,753,000	Comcast Corp., 3.750%, 4/01/2040	7,897,496
6,120,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,647,940
877,000	Time Warner Cable LLC, 5.500%, 9/01/2041	1,062,387
2,514,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,132,638
8,019,000	Time Warner Cable LLC, 6.550%, 5/01/2037	10,660,961
1,911,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,584,273

		73,627,716

	Chemicals — 1.1%
3,498,000	Air Products & Chemicals, Inc., 1.500%, 10/15/2025	3,628,692
27,393,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	28,954,401
1,571,000	Ecolab, Inc., 4.800%, 3/24/2030	2,003,877
5,633,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	5,710,454
13,392,000	Methanex Corp., 5.250%, 3/01/2022	14,185,476
9,723,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	11,327,295
10,599,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	13,492,527

27 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — continued
$4,179,000	RPM International, Inc., 3.450%, 11/15/2022	$4,330,688
12,792,000	Sociedad Quimica y Minera de Chile S.A., Series 2020-A, Class A1FX, 4.250%, 1/22/2050, 144A	13,997,262
6,213,000	Univar Solutions USA, Inc., 5.125%, 12/01/2027, 144A	6,376,091

		104,006,763

	Collateralized Mortgage Obligations — 0.2%
4,746,601	Federal Home Loan Mortgage Corp., Series 3654, Class DC, 5.000%, 4/15/2030	5,529,938
359,563	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.505%, 10/20/2060(d)	358,805
367,516	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.675%, 8/20/2062(d)	368,298
294,451	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(b)(c)	293,555
587,048	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(b)(c)	582,496
496,948	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(b)(c)	495,599
871,792	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063(b)(c)	872,424
3,224,681	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	3,255,962
10,832,146	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	11,055,876
36,512	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 0.435%, 5/20/2063(b)(c)(d)	36,237

		22,849,190

	Construction Machinery — 0.4%
6,702,000	Caterpillar Financial Services Corp., MTN, 2.150%, 11/08/2024	7,126,844
6,500,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	6,621,866
8,264,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	8,661,498
5,648,000	Deere & Co., 3.750%, 4/15/2050	7,078,241
4,547,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	4,861,617

		34,350,066

	Consumer Cyclical Services — 0.6%
18,643,000	Amazon.com, Inc., 4.250%, 8/22/2057	25,452,135
8,360,000	Expedia Group, Inc., 3.600%, 12/15/2023, 144A	8,539,740
4,120,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	4,323,610
4,566,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	5,035,882
3,878,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	4,194,318
4,823,000	Mastercard, Inc., 3.850%, 3/26/2050	6,157,628

		53,703,313

	Consumer Products — 0.4%
6,911,000	Hasbro, Inc., 3.550%, 11/19/2026	7,322,613
987,000	Hasbro, Inc., 3.900%, 11/19/2029	1,038,777

See accompanying notes to financial statements.	| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — continued
$2,415,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	$2,457,915
3,161,000	Newell Brands, Inc., 4.875%, 6/01/2025	3,409,929
2,838,000	Valvoline, Inc., 4.250%, 2/15/2030, 144A	2,894,760
6,422,000	Valvoline, Inc., 4.375%, 8/15/2025	6,606,632
12,185,000	Whirlpool Corp., 4.750%, 2/26/2029	14,817,283
3,318,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,421,273

		41,969,182

	Diversified Manufacturing — 0.4%
3,085,000	Clark Equipment Co., 5.875%, 6/01/2025, 144A	3,196,831
16,591,000	General Electric Co., 4.250%, 5/01/2040	16,832,559
4,181,000	General Electric Co., 4.350%, 5/01/2050	4,262,992
8,705,000	Roper Technologies, Inc., 1.400%, 9/15/2027	8,793,714

		33,086,096

	Electric — 1.8%
4,016,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	4,278,486
2,041,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	2,255,223
5,899,000	AES Corp. (The), 5.125%, 9/01/2027	6,283,025
2,729,000	Berkshire Hathaway Energy Co., 4.250%, 10/15/2050, 144A	3,397,647
16,660,000	Calpine Corp., 5.000%, 2/01/2031, 144A	16,981,538
26,353,950	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	28,857,575
8,805,000	Dominion Energy, Inc., Class C, 3.375%, 4/01/2030	9,927,896
3,816,000	DPL, Inc., 4.125%, 7/01/2025, 144A	3,995,848
954,000	Edison International, 4.950%, 4/15/2025	1,044,247
3,147,000	Enel Americas S.A., 4.000%, 10/25/2026	3,434,195
3,194,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,447,135
7,514,000	Entergy Corp., 2.800%, 6/15/2030	8,123,255
4,808,000	Exelon Corp., 4.050%, 4/15/2030	5,639,969
9,488,000	Florida Power & Light Co., 3.150%, 10/01/2049	10,761,005
16,373,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	16,864,705
3,009,000	Ohio Power Co., Series P, 2.600%, 4/01/2030	3,301,139
5,055,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	5,244,562
2,207,000	PG&E Corp., 5.000%, 7/01/2028	2,140,790
1,647,000	PG&E Corp., 5.250%, 7/01/2030	1,593,472
5,629,000	PPL Electric Utilities Corp., 3.000%, 10/01/2049	6,095,250
7,987,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,665,895
4,158,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,475,089
2,895,000	Virginia Electric & Power Co., Class A, 2.875%, 7/15/2029	3,244,499
4,054,000	Xcel Energy, Inc., 3.400%, 6/01/2030	4,656,106

		164,708,551

	Finance Companies — 0.7%
1,534,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,539,489
19,621,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	19,963,990
4,628,000	GATX Corp., 4.000%, 6/30/2030	5,331,151

29 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$3,712,000	International Lease Finance Corp., 5.875%, 8/15/2022	$3,972,386
11,553,000	Navient Corp., 5.000%, 3/15/2027	10,848,614
1,016,000	Navient Corp., 5.875%, 10/25/2024	1,010,290
1,068,000	Navient Corp., 6.750%, 6/15/2026	1,065,330
8,451,000	Navient Corp., MTN, 6.125%, 3/25/2024	8,514,383
2,235,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,215,444
8,775,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	8,665,312

		63,126,389

	Financial Other — 0.1%
5,995,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	6,245,591

	Food & Beverage — 2.2%
23,505,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	28,982,356
14,358,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 6/01/2040	16,781,844
14,363,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/01/2060	17,301,799
11,686,000	Archer-Daniels-Midland Co., 3.250%, 3/27/2030	13,396,244
7,006,000	Bacardi Ltd., 5.150%, 5/15/2038, 144A	8,543,827
18,029,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	22,829,041
7,025,000	BRF S.A., 5.750%, 9/21/2050, 144A	6,976,317
2,500,000	Bunge Ltd. Finance Corp., 1.630%, 8/17/2025	2,510,935
5,349,000	Constellation Brands, Inc., 2.875%, 5/01/2030	5,775,480
1,903,000	Constellation Brands, Inc., 3.750%, 5/01/2050	2,124,848
26,356,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	28,036,406
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,878,298
13,061,000	Kraft Heinz Foods Co., 3.875%, 5/15/2027, 144A	13,834,349
11,245,000	PepsiCo, Inc., 3.875%, 3/19/2060	14,198,049
16,271,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	16,738,791
1,790,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,793,866

		203,702,450

	Government Owned – No Guarantee — 2.2%
7,364,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	7,693,606
17,070,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	17,945,520
4,370,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	4,282,600
10,447,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	8,530,185
17,290,000	OCP S.A., 5.625%, 4/25/2024, 144A	18,738,867
6,982,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	7,293,397
10,400,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	11,904,755
10,680,000	Saudi Arabian Oil Co., 4.375%, 4/16/2049, 144A	12,868,242
44,487,000	Tennessee Valley Authority, 4.250%, 9/15/2065	67,673,352
8,587,000	Tennessee Valley Authority, 4.625%, 9/15/2060	13,535,914
6,077,000	Tennessee Valley Authority, 4.875%, 1/15/2048	9,287,232
10,402,000	Tennessee Valley Authority, 5.250%, 9/15/2039	16,044,635
10,376,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	11,724,984

		207,523,289

See accompanying notes to financial statements.	| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.1%
$11,398,000	Centene Corp., 3.375%, 2/15/2030	$11,825,425

	Healthcare — 1.0%
7,470,000	CVS Health Corp., 4.300%, 3/25/2028	8,743,422
18,865,000	CVS Health Corp., 5.050%, 3/25/2048	24,079,444
15,319,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	15,691,252
17,790,000	Partners Healthcare System, Inc., Series 2020, 3.342%, 7/01/2060	19,538,414
8,511,000	Quest Diagnostics, Inc., 2.800%, 6/30/2031	9,167,001
11,416,000	Stryker Corp., 1.950%, 6/15/2030	11,651,757

		88,871,290

	Home Construction — 0.2%
275,000	Lennar Corp., 4.500%, 4/30/2024	294,250
1,291,000	Lennar Corp., 4.750%, 11/15/2022	1,342,640
16,257,000	NVR, Inc., 3.000%, 5/15/2030	17,554,744

		19,191,634

	Hybrid ARMs — 0.0%
24,877	FNMA, 6-month LIBOR + 1.558%, 1.963%, 2/01/2037(d)	25,633

	Independent Energy — 0.8%
2,940,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	2,949,079
9,289,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	10,020,396
10,165,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	10,500,242
14,036,000	Occidental Petroleum Corp., 2.600%, 8/13/2021	13,772,825
7,685,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	7,042,995
4,394,666	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	4,284,800
8,886,000	SM Energy Co., 10.000%, 1/15/2025, 144A	8,479,998
13,613,000	WPX Energy, Inc., 4.500%, 1/15/2030	13,383,417

		70,433,752

	Industrial Other — 0.4%
10,447,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	11,242,539
9,417,000	CK Hutchison International 20 Ltd., 2.500%, 5/08/2030, 144A	9,875,702
3,816,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	5,172,359
3,560,000	Georgetown University (The), Series B, 4.315%, 4/01/2049	4,517,818
5,620,000	University of Pennsylvania, 3.610%, 2/15/2119	6,252,742

		37,061,160

	Integrated Energy — 0.1%
4,163,000	Chevron Corp., 3.078%, 5/11/2050	4,450,337
4,443,000	Exxon Mobil Corp., 3.452%, 4/15/2051	4,881,765

		9,332,102

	Life Insurance — 0.7%
26,875,000	Athene Global Funding, 2.450%, 8/20/2027, 144A	27,610,756
16,245,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	18,918,361
9,994,000	Northwestern Mutual Life Insurance Co. (The), 3.625%, 9/30/2059, 144A	10,909,926
3,445,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050, 144A	3,507,630

		60,946,673

31 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Lodging — 0.2%
$21,165,000	Marriott International, Inc., 3.500%, 10/15/2032	$21,003,431

	Media Entertainment — 0.8%
19,895,000	Activision Blizzard, Inc., 2.500%, 9/15/2050	18,539,086
60,490,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,043,198
9,783,000	Lamar Media Corp., 3.750%, 2/15/2028, 144A	9,734,085
5,486,000	Lamar Media Corp., 4.000%, 2/15/2030, 144A	5,486,000
12,955,000	Prosus NV, 3.680%, 1/21/2030, 144A	13,976,483
14,843,000	Prosus NV, 4.850%, 7/06/2027, 144A	16,911,372
6,460,000	ViacomCBS, Inc., 4.200%, 5/19/2032	7,392,535

		74,082,759

	Metals & Mining — 1.0%
2,560,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	2,553,037
3,720,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	3,801,570
9,737,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	11,951,389
9,785,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	10,288,438
16,620,000	Fresnillo PLC, 4.250%, 10/02/2050, 144A	16,380,340
31,735,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	30,854,988
3,816,000	Steel Dynamics, Inc., 2.400%, 6/15/2025	3,981,509
1,889,000	Steel Dynamics, Inc., 3.450%, 4/15/2030	2,082,706
9,945,000	Vale Overseas Ltd., 3.750%, 7/08/2030	10,233,405

		92,127,382

	Midstream — 1.4%
636,000	Energy Transfer Operating LP, 5.150%, 2/01/2043	586,287
6,606,000	Energy Transfer Operating LP, 5.950%, 10/01/2043	6,558,512
9,571,000	Energy Transfer Operating LP, 6.500%, 2/01/2042	10,025,303
1,498,000	Energy Transfer Operating LP, 6.625%, 10/15/2036	1,619,397
12,565,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	13,223,788
2,606,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	2,722,192
6,242,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	6,616,645
2,255,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	2,262,764
1,100,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,123,919
2,426,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	2,654,656
11,760,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	12,970,450
4,615,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	4,672,924
17,068,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,219,215
6,354,000	ONEOK, Inc., 5.850%, 1/15/2026	7,307,734
2,886,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	2,798,502
6,695,000	Rattler Midstream LP, 5.625%, 7/15/2025, 144A	6,745,213
4,475,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	4,225,147
20,876,000	Williams Cos., Inc. (The) , 3.500%, 11/15/2030	22,707,837

		128,040,485

	Mortgage Related — 22.5%
1,552,681	FHLMC, 2.000%, 8/01/2050	1,631,508

See accompanying notes to financial statements.	| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$35,326,116	FHLMC, 2.500%, with various maturities in 2050(e)	$36,904,134
67,445,162	FHLMC, 3.000%, with various maturities from 2042 to 2050(e)(f)	70,926,220
25,228,983	FHLMC, 3.500%, with various maturities from 2043 to 2050(e)	27,307,832
24,934,821	FHLMC, 4.000%, with various maturities from 2044 to 2048(e)	27,473,829
106,576,901	FHLMC, 4.500%, with various maturities from 2041 to 2049(e)(f)	115,941,683
130,850,886	FHLMC, 5.000%, with various maturities from 2048 to 2050(e)(f)	143,390,885
8,503	FHLMC, 6.000%, 6/01/2035	10,080
8,846,251	FNMA, 2.000%, 9/01/2050	9,057,272
226,498,280	FNMA, 2.500%, with various maturities from 2045 to 2050(e)(f)	238,011,891
144,779,547	FNMA, 3.000%, with various maturities from 2045 to 2050(e)(f)	151,951,505
121,903,238	FNMA, 3.500%, with various maturities from 2043 to 2050(e)(f)	127,985,205
228,107,068	FNMA, 4.000%, with various maturities from 2041 to 2050(e)	244,954,812
227,050,278	FNMA, 4.500%, with various maturities from 2043 to 2049(e)(f)	246,282,441
61,058,370	FNMA, 5.000%, with various maturities from 2048 to 2050(e)	67,000,104
10,257,369	FNMA, 6.000%, with various maturities from 2034 to 2049(e)	11,531,257
11,160	FNMA, 6.500%, with various maturities from 2029 to 2031(e)	12,680
29,308	FNMA, 7.000%, with various maturities in 2030(e)	32,298
16,111	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	18,568
5,722	GNMA, 3.640%, 8/20/2062(a)	5,825
23,029	GNMA, 3.745%, 1/20/2063(a)	23,353
17,428	GNMA, 3.890%, 6/20/2062(a)	17,478
21,180	GNMA, 3.929%, 5/20/2063(a)	21,672
53,256	GNMA, 3.946%, 12/20/2062(a)	54,004
14,336	GNMA, 3.990%, 11/20/2062(a)	14,917
45,191	GNMA, 4.093%, 7/20/2063(a)	46,691
281,909	GNMA, 4.141%, 11/20/2062(a)	286,710
106,487	GNMA, 4.203%, 7/20/2063(a)	108,692
5,459	GNMA, 4.326%, 8/20/2061(a)	6,098
8,433	GNMA, 4.390%, with various maturities in 2062(a)(e)	8,471
5,274,181	GNMA, 4.405%, 11/20/2066(a)	5,951,890
9,254,169	GNMA, 4.408%, 12/20/2066(a)	10,599,330
3,667,262	GNMA, 4.430%, 2/20/2066(a)	4,157,610
2,647,868	GNMA, 4.435%, 10/20/2066(a)	3,022,319
101,948	GNMA, 4.448%, 5/20/2063(a)	103,218
1,827,793	GNMA, 4.484%, 2/20/2066(a)	2,079,152
2,922,693	GNMA, 4.517%, 9/20/2066(a)	3,339,783
4,215,568	GNMA, 4.521%, 6/20/2066(a)	4,783,059
4,348,218	GNMA, 4.524%, 2/20/2065(a)	4,765,451
3,425,697	GNMA, 4.526%, 6/20/2066(a)	3,874,087
4,350,046	GNMA, 4.533%, 12/20/2064(a)	4,802,668
3,822,109	GNMA, 4.537%, 12/20/2063(a)	4,126,430
3,356,910	GNMA, 4.546%, 6/20/2066(a)	3,834,406
2,166,365	GNMA, 4.557%, 4/20/2066(a)	2,438,789
10,101,243	GNMA, 4.568%, 12/20/2066(a)	11,614,259
5,587,646	GNMA, 4.579%, 2/20/2065(a)	6,240,754
3,424,728	GNMA, 4.580%, 6/20/2064(a)	3,758,908
6,197,035	GNMA, 4.592%, 12/20/2064(a)	6,835,033

33 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$2,069,470	GNMA, 4.595%, 1/20/2065(a)	$2,281,851
4,219,638	GNMA, 4.611%, 1/20/2065(a)	4,714,454
5,778,972	GNMA, 4.629%, 10/20/2064(a)	6,331,036
21,859	GNMA, 4.630%, 12/20/2061(a)	22,367
2,417,203	GNMA, 4.632%, 3/20/2065(a)	2,687,458
4,099,258	GNMA, 4.633%, 3/20/2066(a)	4,688,975
756,471	GNMA, 4.637%, 1/20/2064(a)	818,055
124,159	GNMA, 4.650%, 1/20/2061(a)	125,711
2,817,232	GNMA, 4.667%, 1/20/2064(a)	3,047,756
4,626,774	GNMA, 4.673%, 6/20/2064(a)	5,091,196
118,324	GNMA, 4.700%, with various maturities from 2061 to 2062(a)(e)	123,467
3,547,531	GNMA, 4.710%, 1/20/2064(a)	3,882,787
198,406	GNMA, 5.500%, 4/15/2038	232,902
36,969	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	43,426
32,248	GNMA, 6.500%, with various maturities from 2029 to 2032(e)	35,850
47,119	GNMA, 7.000%, 9/15/2025	48,966
4,432	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	4,701
174	GNMA, 8.500%, 10/15/2022	175
194,470,000	UMBS® (TBA), 2.000%, 11/01/2050(g)	200,726,209
10,289,000	UMBS® (TBA), 2.000%, 10/01/2050(g)	10,637,861
220,100,000	UMBS® (TBA), 2.500%, 11/01/2050(g)	230,559,619

		2,083,450,083

	Natural Gas — 0.0%
3,024,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	3,327,374

	Non-Agency Commercial Mortgage-Backed Securities — 1.2%
14,216,071	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	15,912,016
6,873,079	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	7,688,764
15,877,381	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	17,900,461
17,548,185	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052	19,662,792
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.050%, 7/10/2046, 144A(a)	1,020,285
11,283,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	11,499,549
2,897,433	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.790%, 11/10/2046, 144A(a)	2,895,835
6,300,639	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.555%, 8/10/2044, 144A(a)	5,831,732
7,385,712	GS Mortgage Securities Trust, Series 2020-GC45, Class A 5, 2.911%, 2/13/2053	8,250,586
7,736,960	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	8,072,917
8,935,622	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.732%, 11/15/2043, 144A(a)	8,911,004

See accompanying notes to financial statements.	| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$5,578,578	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.390%, 6/15/2044, 144A(a)	$4,734,525

		112,380,466

	Oil Field Services — 0.4%
28,400,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	31,908,820
7,297,680	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	4,707,003

		36,615,823

	Packaging — 0.2%
7,713,000	CCL Industries, Inc., 3.050%, 6/01/2030, 144A	8,232,716
7,595,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	8,226,335

		16,459,051

	Paper — 0.3%
5,503,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	6,020,557
12,325,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	13,958,063
2,230,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,235,464
1,888,000	WestRock RKT LLC, 4.900%, 3/01/2022	2,000,269
2,796,000	WRKCo, Inc., 3.000%, 6/15/2033	3,041,472

		27,255,825

	Pharmaceuticals — 0.6%
7,723,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	7,500,964
9,461,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	9,319,085
13,635,000	Biogen, Inc., 2.250%, 5/01/2030	13,963,303
7,289,000	Biogen, Inc., 3.150%, 5/01/2050	7,192,966
7,445,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	6,568,053
8,496,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	8,920,800
3,251,000	Upjohn, Inc., 4.000%, 6/22/2050, 144A	3,469,750

		56,934,921

	Property & Casualty Insurance — 0.2%
7,006,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060, 144A	7,693,558
4,405,000	Willis North America, Inc., 2.950%, 9/15/2029	4,746,734
3,010,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,077,248

		15,517,540

	Railroads — 0.1%
5,848,000	Burlington Northern Santa Fe LLC, 3.550%, 2/15/2050	6,843,707
5,326,000	Kansas City Southern, 3.500%, 5/01/2050	5,508,078

		12,351,785

	Refining — 0.1%
8,226,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	8,810,457

	REITs – Diversified — 0.2%
18,479,000	iStar, Inc., 4.250%, 8/01/2025	17,243,124
1,419,000	iStar, Inc., 4.750%, 10/01/2024	1,372,883

		18,616,007

35 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	REITs – Health Care — 0.1%
$6,085,000	Welltower, Inc., 2.750%, 1/15/2031	$6,270,399

	REITs – Shopping Centers — 0.0%
2,269,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,426,898

	REITs – Single Tenant — 0.1%
5,010,000	Realty Income Corp., 3.250%, 1/15/2031	5,544,300

	Restaurants — 0.3%
940,000	McDonald’s Corp., MTN, 4.200%, 4/01/2050	1,144,071
7,699,000	Starbucks Corp., 3.350%, 3/12/2050	7,900,550
21,559,000	Starbucks Corp., 3.500%, 11/15/2050	22,955,451

		32,000,072

	Retailers — 1.0%
2,175,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028, 144A	2,188,594
2,175,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030, 144A	2,191,313
28,230,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	29,183,045
9,426,000	Falabella S.A., 3.750%, 4/30/2023, 144A	9,825,720
7,176,000	Falabella S.A., 4.375%, 1/27/2025, 144A	7,717,687
4,935,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	4,848,637
959,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	997,159
3,726,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	3,977,505
5,626,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	5,935,430
2,312,000	Home Depot, Inc. (The), 3.350%, 4/15/2050	2,676,391
4,355,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	4,284,231
11,485,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	11,485,000
7,001,000	Target Corp., 2.650%, 9/15/2030	7,817,040

		93,127,752

	Sovereigns — 1.8%
10,841,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A	13,226,020
4,375,000	Bermuda Government International Bond, 3.375%, 8/20/2050, 144A	4,498,900
8,795,000	Colombia Government International Bond, 4.125%, 5/15/2051	9,168,788
21,915,000	Dominican Republic, 4.875%, 9/23/2032, 144A	21,794,468
7,609,000	Indonesia Government International Bond, 3.700%, 1/08/2022, 144A	7,876,532
30,516,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	33,184,929
19,569,000	Panama Government International Bond, 4.500%, 4/01/2056	24,510,173
3,337,000	Peruvian Government International Bond, 2.392%, 1/23/2026	3,500,546
8,368,000	Qatar Government International Bond, 4.400%, 4/16/2050, 144A	10,767,106
10,561,000	Republic of Oman, 3.875%, 3/08/2022, 144A	10,455,601
11,230,000	State of Qatar, 3.875%, 4/23/2023, 144A	12,049,790
17,755,000	Ukraine Government International Bond, 7.253%, 3/15/2033, 144A	16,388,575

		167,421,428

	Supermarkets — 0.2%
16,805,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.250%, 3/15/2026, 144A	16,675,938

	Technology — 4.3%
17,819,000	Apple, Inc., 2.050%, 9/11/2026	19,051,971

See accompanying notes to financial statements.	| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$17,814,000	Apple, Inc., 2.200%, 9/11/2029	$19,157,377
5,055,000	Baidu, Inc., 3.075%, 4/07/2025	5,357,592
21,035,000	Broadcom, Inc., 3.150%, 11/15/2025	22,783,613
15,070,000	Broadcom, Inc., 4.700%, 4/15/2025	17,124,230
18,488,000	Corning, Inc., 5.450%, 11/15/2079	23,529,266
14,510,000	DXC Technology Co., 4.000%, 4/15/2023	15,279,644
5,902,000	DXC Technology Co., 4.125%, 4/15/2025	6,377,015
3,508,000	Equifax, Inc., 2.600%, 12/15/2025	3,745,240
2,312,000	Equifax, Inc., 3.100%, 5/15/2030	2,518,833
2,848,000	Equifax, Inc., 3.300%, 12/15/2022	2,988,092
4,842,000	Equifax, Inc., 7.000%, 7/01/2037	6,414,511
14,192,000	Hewlett Packard Enterprise Co., 4.450%, 10/02/2023	15,596,015
17,506,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	21,911,299
15,150,000	Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	15,292,410
7,010,000	Jabil, Inc., 3.000%, 1/15/2031	7,156,949
11,585,000	Microchip Technology, Inc., 2.670%, 9/01/2023, 144A	11,990,858
7,134,000	Microchip Technology, Inc., 4.333%, 6/01/2023	7,677,687
12,669,000	Micron Technology, Inc., 2.497%, 4/24/2023	13,156,181
6,887,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,158,359
21,331,000	MSCI, Inc., 3.875%, 2/15/2031, 144A	22,231,168
13,504,000	Oracle Corp., 3.600%, 4/01/2040	15,468,461
17,725,000	Oracle Corp., 3.600%, 4/01/2050	19,979,075
18,167,000	PayPal Holdings, Inc., 3.250%, 6/01/2050	20,096,567
17,845,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	18,134,981
5,570,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	5,625,700
1,652,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	1,818,142
1,538,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	1,561,516
2,307,000	Seagate HDD Cayman, 4.125%, 1/15/2031, 144A	2,489,696
7,950,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	7,900,312
13,343,000	Tencent Holdings Ltd., 3.290%, 6/03/2060, 144A	13,582,774
5,829,000	Texas Instruments, Inc., 2.250%, 9/04/2029	6,252,702
18,649,000	Xilinx, Inc., 2.375%, 6/01/2030	19,577,531

		398,985,767

	Tobacco — 0.9%
3,764,000	Altria Group, Inc., 2.350%, 5/06/2025	3,977,085
8,264,000	Altria Group, Inc., 4.400%, 2/14/2026	9,546,267
32,980,000	BAT Capital Corp., 2.726%, 3/25/2031	32,863,086
35,552,000	BAT Capital Corp., 2.789%, 9/06/2024	37,543,536

		83,929,974

	Transportation Services — 0.1%
10,405,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	10,935,543

	Treasuries — 18.9%
11,015,900(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	51,002,499
4,582,100(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	20,994,376
12,884,631(††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	68,899,255
524,841,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	12,870,845

37 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
280,039,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	$6,870,185
38,845,000	U.S. Treasury Bond, 1.375%, 8/15/2050	38,122,726
109,864,600	U.S. Treasury Bond, 2.000%, 2/15/2050(f)	124,644,822
22,394,500	U.S. Treasury Bond, 2.375%, 11/15/2049	27,421,016
8,118,700	U.S. Treasury Bond, 3.000%, 11/15/2045	10,930,117
32,376,600	U.S. Treasury Bond, 3.375%, 11/15/2048	47,229,365
18,132,000	U.S. Treasury Bond, 4.500%, 2/15/2036	27,462,897
24,455,180	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(h)	28,905,514
46,393,464	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(h)	61,809,022
2,583,976	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(h)	3,491,362
67,504,933	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(h)	94,339,022
104,781,700	U.S. Treasury Note, 0.250%, 5/31/2025(f)	104,793,979
118,595,000	U.S. Treasury Note, 0.250%, 9/30/2025	118,465,287
59,100,000	U.S. Treasury Note, 0.375%, 9/30/2027	58,739,859
142,985,000	U.S. Treasury Note, 0.500%, 8/31/2027	143,387,145
157,810,900	U.S. Treasury Note, 0.625%, 5/15/2030	157,342,399
63,520,000	U.S. Treasury Note, 0.625%, 8/15/2030	63,202,400
15,198,600	U.S. Treasury Note, 1.500%, 2/15/2030	16,404,989
43,483,600	U.S. Treasury Note, 2.375%, 5/15/2029	50,055,399
35,509,300	U.S. Treasury Note, 2.625%, 2/15/2029	41,493,172
50,850,300	U.S. Treasury Note, 2.875%, 8/15/2028	60,053,012
256,497,300	U.S. Treasury Note, 3.125%, 11/15/2028(f)	309,119,324
104,240,000	Uruguay Government International Bond, 8.500%, 3/15/2028, (UYU)	2,556,311

		1,750,606,299

	Utility Other — 0.4%
26,132,000	Acwa Power Management & Investments One Ltd., 5.950%, 12/15/2039, 144A	29,499,579
7,856,000	Essential Utilities, Inc., 2.704%, 4/15/2030	8,405,865

		37,905,444

	Wireless — 0.6%
14,102,000	America Movil SAB de CV, 2.875%, 5/07/2030	15,274,158
1,352,000	American Tower Corp., 4.700%, 3/15/2022	1,432,850
19,910,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	20,992,515
1,101,000	Crown Castle International Corp., 4.150%, 7/01/2050	1,264,532
3,759,000	Millicom International Cellular S.A., 6.625%, 10/15/2026, 144A	4,031,603
22,875,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	25,954,432

		68,950,090

	Wirelines — 0.7%
8,909,000	AT&T, Inc., 3.500%, 9/15/2053, 144A	8,613,436
2,383,000	AT&T, Inc., 3.550%, 9/15/2055, 144A	2,309,538
4,325,000	AT&T, Inc., 3.650%, 6/01/2051	4,362,413
16,793,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	16,496,595
177,000	AT&T, Inc., 4.350%, 6/15/2045	198,314
5,318,000	AT&T, Inc., 4.500%, 3/09/2048	6,103,015

See accompanying notes to financial statements.	| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$22,097,000	Telefonica Emisiones S.A., 5.462%, 2/16/2021	$22,505,511

		60,588,822

	Total Non-Convertible Bonds (Identified Cost $7,869,765,666)	8,242,675,983

Municipals — 0.2%
	Local Authorities — 0.2%
16,530,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	18,003,319

	Total Municipals (Identified Cost $16,530,000)	18,003,319

	Total Bonds and Notes (Identified Cost $7,886,295,666)	8,260,679,302

Senior Loans — 2.3%
	Automotive — 0.1%
2,752,200	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 2.438%, 9/19/2026(d)	2,648,992
1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 1.912%, 3/25/2024(i)	1,439,428

		4,088,420

	Building Materials — 0.1%
12,532,319	Summit Materials Cos. I, LLC, 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.145%, 11/21/2024(d)	12,381,931

	Cable Satellite — 0.3%
12,373,028	CSC Holdings LLC, 2017 Term Loan B1, 1-month LIBOR + 2.250%, 2.402%, 7/17/2025(d)	11,948,757
12,405,000	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 2.652%, 1/31/2028(d)	12,022,554

		23,971,311

	Chemicals — 0.0%
4,112,800	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 3.147%, 8/08/2024(d)	3,973,993

	Consumer Cyclical Services — 0.1%
1,362,589	FrontDoor, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 2.688%, 8/16/2025(d)	1,348,963
12,340,968	Trans Union LLC, 2019 Term Loan B5, 1-month LIBOR + 1.750%, 1.897%, 11/16/2026(d)	12,015,043

		13,364,006

	Consumer Products — 0.1%
11,162,032	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 2.409%, 4/07/2025(d)	9,941,241

39 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — continued
$661,485	Energizer Holdings, Inc., 2018 Term Loan B, 1-month LIBOR + 2.250%, 2.438%, 12/17/2025(d)	$649,909

		10,591,150

	Gaming — 0.1%
4,408,343	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.150%, 12/27/2024(d)	4,255,417

	Industrial Other — 0.0%
2,799,254	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.147%, 10/01/2025(d)	2,713,541

	Media Entertainment — 0.4%
10,488,551	Entercom Media Corp., 2019 Term Loan, 1-month LIBOR + 2.500%, 2.645%, 11/18/2024(d)	9,846,127
3,468,383	Lamar Media Corp., 2020 Term Loan B, 1-month LIBOR + 1.500%, 1.659%, 2/05/2027(d)	3,388,887
3,287,231	Meredith Corp., 2020 Term Loan B2, 1-month LIBOR + 2.500%, 2.647%, 1/31/2025(d)	3,161,921
18,112,788	Nielsen Finance LLC, USD Term Loan B4, 1-month LIBOR + 2.000%, 2.154%, 10/04/2023(d)	17,732,419
5,989,500	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 2.647%, 9/30/2026(d)	5,827,784

		39,957,138

	Packaging — 0.0%
2,611,771	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 2.650%, 10/14/2024(d)	2,567,162

	Pharmaceuticals — 0.2%
5,171,643	Bausch Health Cos., Inc., Term Loan B, 1-month LIBOR + 2.750%, 2.901%, 11/27/2025(d)	5,042,352
7,070,668	Change Healthcare Holdings LLC, 2017 Term Loan B, LIBOR + 2.500%, 3.500%, 3/01/2024(i)	6,912,710
4,975,403	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%, 2.100%, 11/15/2027(d)	4,866,590

		16,821,652

	Property & Casualty Insurance — 0.1%
2,686,900	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 3.220%, 5/16/2024(d)	2,595,088
2,109,063	USI, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 4.000%, 4.220%, 12/02/2026(d)	2,084,450

		4,679,538

	Restaurants — 0.2%
18,356,288	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 1.897%, 11/19/2026(d)	17,568,436

	Technology — 0.2%
9,879,062	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 1.897%, 1/02/2026(d)	9,483,899

See accompanying notes to financial statements.	| 40

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$1,944,855	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.147%, 2/22/2024(d)	$1,809,765
9,689,545	SS&C Technologies Inc., 2018 Term Loan B5, 1-month LIBOR + 1.750%, 1.897%, 4/16/2025(d)	9,374,635

		20,668,299

	Transportation Services — 0.1%
9,663,836	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 3.647%, 7/13/2023(d)	9,487,665

	Utility Other — 0.1%
10,004,925	Pacific Gas & Electric Co., 2020 Term Loan, 3-month LIBOR + 4.500%, 5.500%, 6/23/2025(d)	9,788,118

	Wireless — 0.2%
8,217,274	Asurion LLC, 2017 Term Loan B4, 1-month LIBOR + 3.000%, 3.147%, 8/04/2022(d)	8,112,832
4,113,201	Asurion LLC, 2018 Term Loan B6, 1-month LIBOR + 3.000%, 3.147%, 11/03/2023(d)	4,048,089
5,028,905	T-Mobile USA, Inc., 2020 Term Loan, 1-month LIBOR + 3.000%, 3.147%, 4/01/2027(d)	5,021,261

		17,182,182

	Total Senior Loans (Identified Cost $219,666,717)	214,059,959

Shares
Preferred Stocks — 0.2%
	Cable Satellite — 0.2%
16,673,000	NBCUniversal Enterprise, Inc., 5.250%, 144A (Identified Cost $17,320,290)	16,839,730

Common Stocks — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
77,870	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(j)(k)(l)	—
116,806	Paragon Offshore Ltd., Litigation Units, Class B(j)(k)	584,030

	Total Common Stocks (Identified Cost $9,028,819)	584,030

Principal Amount (‡)
Short-Term Investments — 14.6%
$859,634,627	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $859,634,627 on 10/01/2020 collateralized by $35,194,100 U.S. Treasury Inflation Indexed Note, 0.125% due 4/15/2021 valued at $38,645,836; $617,904,200 U.S. Treasury Note, 2.625% due 6/15/2021 valued at $633,555,825; $200,000,000 U.S. Treasury Note, 2.375% due 4/15/2021 valued at $204,625,728 including accrued interest (Note 2 of Notes to Financial Statements)	859,634,627
2,750,000	U.S. Treasury Bills, 0.054%, 10/01/2020(m)	2,750,000
106,670,000	U.S. Treasury Bills, 0.068%, 10/13/2020(m)	106,667,288

41 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — continued
$385,853,100	U.S. Treasury Bills, 0.105%-0.165%, 11/12/2020(m)(n)	$385,812,022

	Total Short-Term Investments (Identified Cost $1,354,842,452)	1,354,863,937

	Total Investments — 106.1% (Identified Cost $9,487,153,944)	9,847,026,958
	Other assets less liabilities — (6.1)%	(568,283,255)

	Net Assets — 100.0%	$9,278,743,703

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.
(b)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $2,307,376 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Treasury Inflation Protected Security (TIPS).
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2020. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(j)	Non-income producing security.
(k)	Securities subject to restriction on resale. At September 30, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	$ 429,948	$—	—
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	8,598,870	584,030	Less than 0.1%

See accompanying notes to financial statements.	| 42

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

(l)	Illiquid security. (Unaudited)
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $1,810,948,993 or 19.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso
UYU	Uruguayan Peso

Industry Summary at September 30, 2020

Mortgage Related	22.5%
Treasuries	18.9
Banking	7.9
Technology	4.5
Automotive	2.5
Government Owned - No Guarantee	2.2
Food & Beverage	2.2
Other Investments, less than 2% each	30.8
Short-Term Investments	14.6

Total Investments	106.1
Other assets less liabilities	(6.1)

Net Assets	100.0%

43 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 67.1% of Net Assets
	Canada — 2.7%
71,019	Canada Goose Holdings, Inc.(a)	$2,281,163
763,400	CGI, Inc.(a)	51,816,373
1,264,500	Open Text Corp.	53,446,029

		107,543,565

	China — 2.8%
383,909	Alibaba Group Holding Ltd., Sponsored ADR(a)	112,861,568

	France — 1.5%
314,201	Dassault Systemes SE	58,624,269

	Hong Kong — 1.0%
4,111,000	AIA Group Ltd.	40,863,725

	India — 1.3%
3,675,111	HDFC Bank Ltd.(a)	53,949,922

	Japan — 1.7%
2,390,261	Nomura Research Institute Ltd.	70,379,992

	Netherlands — 1.5%
160,017	ASML Holding NV	59,105,937

	Sweden — 1.5%
1,264,721	Atlas Copco AB, Class A	60,300,319

	Switzerland — 3.0%
614,374	Nestle S.A., (Registered)	73,117,859
348,754	Temenos AG, (Registered)	46,874,089

		119,991,948

	United Kingdom — 4.7%
1,232,378	Halma PLC	37,232,417
379,819	Linde PLC	90,446,299
551,889	London Stock Exchange Group PLC	63,310,952

		190,989,668

	United States — 45.4%
316,372	Accenture PLC, Class A	71,496,908
6,730	Alphabet, Inc., Class C(a)	9,890,408
53,391	Alphabet, Inc., Class A(a)	78,249,850
38,330	Amazon.com, Inc.(a)	120,690,821
177,460	Becton Dickinson & Co.	41,291,393
456,016	Copart, Inc.(a)	47,954,643
159,568	Costco Wholesale Corp.	56,646,640
578,496	Danaher Corp.	124,567,544
3,230,897	Dropbox, Inc., Class A(a)	62,227,076
336,297	Estee Lauder Cos., Inc. (The), Class A	73,396,820
357,712	Facebook, Inc., Class A(a)	93,684,773
131,886	Goldman Sachs Group, Inc. (The)	26,505,129
197,636	Home Depot, Inc. (The)	54,885,493
611,241	IQVIA Holdings, Inc.(a)	96,349,919

See accompanying notes to financial statements.	| 44

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
	United States — continued
535,397	M&T Bank Corp.	$49,304,710
304,894	MasterCard, Inc., Class A	103,106,004
43,586	Mettler-Toledo International, Inc.(a)	42,093,179
264,847	Northrop Grumman Corp.	83,556,580
7,718	NVR, Inc.(a)	31,513,520
115,891	Parker-Hannifin Corp.	23,449,385
549,531	Peloton Interactive, Inc., Class A(a)	54,535,456
243,235	Roper Technologies, Inc.	96,104,581
249,003	S&P Global, Inc.	89,790,482
90,350	Sherwin-Williams Co. (The)	62,950,459
417,216	Texas Instruments, Inc.	59,574,273
279,338	UnitedHealth Group, Inc.	87,089,208
131,830	Vail Resorts, Inc.	28,207,665
323,836	VeriSign, Inc.(a)	66,337,805
11,165	Whiting Petroleum Corp.(a)	193,043

		1,835,643,767

	Total Common Stocks (Identified Cost $1,996,118,259)	2,710,254,680

Principal Amount (‡)
Bonds and Notes — 30.7%
Non-Convertible Bonds — 30.3%
	Australia — 0.4%
1,675,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(b)	1,362,625
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(b)	709,518
3,560,000	Glencore Funding LLC, 1.625%, 9/01/2025, 144A	3,530,309
935,000	National Australia Bank, 2.500%, 1/12/2021(b)	940,713
11,610,000	New South Wales Treasury Corp., 2.000%, 3/08/2033, (AUD)(b)	8,814,726
1,505,000	New South Wales Treasury Corp., Series 22, 6.000%, 3/01/2022, (AUD)(b)	1,166,766
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	100,443
1,370,000	Westpac Banking Corp., 2.650%, 1/16/2030(b)	1,517,223

		18,142,323

	Belgium — 0.1%
2,745,000	Anheuser-Busch InBev S.A., EMTN, 2.000%, 1/23/2035, (EUR)(b)	3,495,818
1,690,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029(b)	2,062,508

		5,558,326

	Brazil — 0.4%
1,150,000	Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	1,167,031
1,035,000	Braskem Netherlands Finance BV, 4.500%, 1/10/2028	996,187
1,785,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030	1,666,744
2,685,000	Brazilian Government International Bond, 4.500%, 5/30/2029	2,864,761
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,176,151
2,980,000	BRF S.A., 4.875%, 1/24/2030	3,058,195
650,000	Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030, 144A	651,950

45 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brazil — continued
$400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	$401,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,056,000
1,250,000	Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	1,264,225
2,465,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	2,738,615
150,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	166,799
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	624,738
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	504,050

		18,336,446

	Canada — 4.4%
399,521	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(b)	341,646
803,352	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(b)	756,533
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,021,370
815,000	Bank of Montreal, 1.750%, 6/15/2021, 144A(b)	823,183
1,015,000	Brookfield Finance, Inc., 3.900%, 1/25/2028(b)	1,130,308
11,680,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(b)	8,809,187
23,060,000	Canadian Government Bond, 0.500%, 9/01/2025, (CAD)(b)	17,439,217
63,450,000	Canadian Government Bond, 0.750%, 3/01/2021, (CAD)(b)	47,771,315
63,755,000	Canadian Government Bond, 0.750%, 9/01/2021, (CAD)(b)	48,125,916
35,230,000	Canadian Government Bond, 1.750%, 5/01/2021, (CAD)(b)	26,702,623
970,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023(b)	1,054,023
1,800,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023(b)	1,865,481
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(b)	963,763
430,000	Enbridge, Inc., 2.900%, 7/15/2022(b)	446,320
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(b)	699,002
593,848	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(b)	449,568
5,000,000	Province of British Columbia Canada, Series 10, 1.750%, 9/27/2024(b)	5,258,420
2,355,000	Province of Quebec Canada, 2.300%, 9/01/2029, (CAD)(b)	1,940,419
2,475,000	Royal Bank of Canada, GMTN, 2.250%, 11/01/2024(b)	2,623,464
2,500,000	Toronto-Dominion Bank (The), 2.100%, 7/15/2022, 144A(b)	2,576,302
1,690,000	Toronto-Dominion Bank (The), GMTN, 3.500%, 7/19/2023(b)	1,834,790
1,675,000	Toronto-Dominion Bank (The), MTN, 1.150%, 6/12/2025(b)	1,702,196
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,662,160

		175,997,206

	Chile — 0.3%
950,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	1,039,347
1,500,000	Chile Government International Bond, 2.450%, 1/31/2031(b)	1,577,265
570,000	Corp. Nacional del Cobre de Chile, 3.750%, 1/15/2031, 144A(b)	633,584
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A(b)	2,070,289
1,700,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025(b)	1,915,703
1,160,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025, 144A(b)	1,307,185
525,000	Enel Chile S.A., 4.875%, 6/12/2028(b)	622,073
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(b)	850,000

See accompanying notes to financial statements.	| 46

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$935,000	Republic of Chile, 3.240%, 2/06/2028(b)	$1,039,262
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(b)	1,215,200

		12,269,908

	China — 0.3%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(b)	1,030,250
795,000	Baidu, Inc., 3.875%, 9/29/2023(b)	854,251
12,000,000	China Government Bond, 3.300%, 7/04/2023, (CNY)(b)	1,801,402
6,500,000	China Government Bond, 3.390%, 5/21/2025, (CNH)(b)	986,826
500,000	China Government Bond, 3.480%, 6/29/2027, (CNH)(b)	76,886
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(b)	417,674
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(b)	940,413
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(b)	521,495
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A(b)	1,252,591
1,820,000	Three Gorges Finance I Cayman Islands Ltd., 3.150%, 6/02/2026(b)	1,977,357
1,270,000	Weibo Corp., 3.500%, 7/05/2024(b)	1,336,252

		11,195,397

	Colombia — 0.5%
1,395,000	Colombia Government International Bond, 3.125%, 4/15/2031	1,431,284
960,000	Colombia Telecomunicaciones S.A. E.S.P., 4.950%, 7/17/2030, 144A	998,400
2,536,000	Ecopetrol S.A., 5.875%, 5/28/2045	2,764,240
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	334,831
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	1,303,900
1,140,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	1,216,950
1,150,000	Millicom International Cellular S.A., 6.625%, 10/15/2026	1,233,398
575,000	Republic of Colombia, 3.875%, 4/25/2027	620,425
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	53,456
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	2,025,675
29,559,900,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(b)	8,899,737
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	983,109

		21,865,405

	Dem.Rep. Congo — 0.0%
985,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	1,029,079

	Dominican Republic — 0.1%
1,155,000	Dominican Republic, 4.875%, 9/23/2032, 144A	1,148,647
1,410,000	Dominican Republic, 5.500%, 1/27/2025, 144A	1,499,902
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	633,123
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,070,789
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	496,723

		4,849,184

	Finland — 0.1%
3,575,000	Nordea Bank Abp, 0.750%, 8/28/2025, 144A(b)	3,555,978

47 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	France — 0.3%
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)(b)	$261,427
890,000	BNP Paribas S.A, (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A(b)	917,759
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(b)	229,621
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(b)	1,445,154
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A(b)	270,052
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)(b)	1,635,923
1,400,000	Engie S.A., 1.250%, 10/24/2041, (EUR)(b)	1,709,792
1,550,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)(b)	2,093,890
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 1.625%, 11/27/2027, (EUR)	592,922
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 0.625%, 3/27/2023, (EUR)	582,765
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(b)	1,113,622

		10,852,927

	Germany — 0.1%
1,165,000	BMW U.S. Capital LLC, 3.150%, 4/18/2024, 144A(b)	1,249,426
1,395,000	BMW U.S. Capital LLC, 4.150%, 4/09/2030, 144A(b)	1,653,061
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A(b)	1,555,740
420,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A(b)	458,617

		4,916,844

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(b)	380,754
1,405,000	AIA Group Ltd., 3.600%, 4/09/2029(b)	1,580,330
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A(b)	1,290,098

		3,251,182

	India — 0.1%
1,230,000	ICICI Bank Ltd., EMTN, 3.250%, 9/09/2022	1,254,948
1,250,000	Power Finance Corp. Ltd., 3.950%, 4/23/2030, 144A	1,218,050

		2,472,998

	Indonesia — 0.3%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	334,796
1,385,000	Indonesia Government International Bond, 4.200%, 10/15/2050(b)	1,603,636
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	853,074
50,092,000,000	Indonesia Treasury Bond, Series FR75, 7.500%, 5/15/2038, (IDR)(b)	3,337,783
43,840,000,000	Indonesia Treasury Bond, Series FR82, 7.000%, 9/15/2030, (IDR)(b)	2,955,665
1,475,000	Republic of Indonesia, 2.850%, 2/14/2030(b)	1,551,494
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	651,188
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	609,651

		11,897,287

	Ireland — 0.1%
1,715,000	AIB Group PLC, 4.750%, 10/12/2023, 144A(b)	1,862,744
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,350,729
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)(b)	500,695

		3,714,168

See accompanying notes to financial statements.	| 48

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Israel — 0.2%
23,525,000	State of Israel, 1.000%, 3/31/2030, (ILS)	$7,052,530

	Italy — 0.7%
200,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	218,054
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	675,197
6,965,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(b)	8,586,961
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	4,265,944
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	5,361,286
1,975,000	Italy Government International Bond, 2.375%, 10/17/2024	2,054,109
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	4,347,662
630,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	724,935
635,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	675,449

		26,909,597

	Japan — 0.8%
988,761,200(††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(b)	9,365,931
2,020,350,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(b)	18,792,809
2,000,000	Mizuho Financial Group, Inc., (fixed rate to 7/10/2023, variable rate thereafter), 1.241%, 7/10/2024(b)	2,015,702
2,000,000	Nomura Holdings, Inc., 1.851%, 7/16/2025(b)	2,035,233
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029(b)	1,574,920

		33,784,595

	Korea — 0.3%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(b)	802,032
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A(b)	1,164,790
1,575,000	Kia Motors Corp., 3.000%, 4/25/2023, 144A(b)	1,645,560
1,515,000	Korea East-West Power Co. Ltd., 1.750%, 5/06/2025, 144A(b)	1,565,422
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(b)	944,744
670,000	KT Corp., 2.500%, 7/18/2026, 144A(b)	716,110
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A(b)	1,270,478
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(b)	1,260,161
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(b)	848,152
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(b)	183,817
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(b)	204,902

		10,606,168

	Malaysia — 0.2%
28,570,000	Malaysia Government Bond, 3.480%, 3/15/2023, (MYR)(b)	7,116,202

	Mexico — 1.0%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	702,162
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(b)	1,011,146
860,000	America Movil SAB de CV, 2.875%, 5/07/2030(b)	931,483
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(b)	458,856

49 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mexico — continued
$675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	$673,319
730,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A(b)	812,490
575,000	CEMEX Finance LLC, 6.000%, 4/01/2024	587,535
855,000	Cemex SAB de CV, 5.450%, 11/19/2029	864,619
2,045,000	Cemex SAB de CV, 5.700%, 1/11/2025	2,087,873
400,000	Cemex SAB de CV, 7.375%, 6/05/2027, 144A	432,204
360,000	Cemex SAB de CV, 7.750%, 4/16/2026	379,350
1,775,000	Coca-Cola Femsa SAB de CV, 2.750%, 1/22/2030(b)	1,887,784
1,205,000	Comision Federal de Electricidad, 4.750%, 2/23/2027(b)	1,293,869
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(b)	889,008
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	337,774
840,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(b)	854,927
142,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(b)	657,446
190,229(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	871,596
1,123,620(†††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(b)	6,008,444
637,836(†††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)(b)	3,380,965
2,665,000	Mexico Government International Bond, 3.250%, 4/16/2030(b)	2,729,786
3,600,000	Mexico Government International Bond, 4.000%, 10/02/2023(b)	3,911,436
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(b)	229,846
1,240,000	Orbia Advance Corp. SAB de CV, 4.000%, 10/04/2027	1,336,100
205,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044	238,825
3,505,000	Petroleos Mexicanos, 5.950%, 1/28/2031(b)	2,959,972
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	121,666
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	888,858
1,205,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	1,328,525
1,010,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023	869,519

		39,737,383

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(b)	982,343
1,725,000	ING Groep NV, (fixed rate to 7/01/2025, variable rate thereafter), 1.400%, 7/01/2026, 144A(b)	1,744,671

		2,727,014

	New Zealand — 0.1%
3,575,000	New Zealand Government Bond, 3.000%, 4/20/2029, (NZD)(b)	2,886,059

	Norway — 0.3%
17,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(b)	1,843,910
2,790,000	Equinor ASA, 3.625%, 4/06/2040(b)	3,178,134
3,815,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(b)	428,585
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)(b)	1,876,799
46,500,000	Norway Government Bond, Series 482, 1.375%, 8/19/2030, 144A, (NOK)(b)	5,345,743

		12,673,171

	Panama — 0.1%
1,485,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,545,588

See accompanying notes to financial statements.	| 50

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Panama — continued
$1,045,000	Panama Government International Bond, 3.160%, 1/23/2030(b)	$1,136,448
1,250,000	Panama Government International Bond, 4.500%, 4/01/2056(b)	1,565,625

		4,247,661

	Paraguay — 0.1%
1,420,000	Paraguay Government International Bond, 4.950%, 4/28/2031, 144A	1,635,130
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	910,008

		2,545,138

	Peru — 0.2%
3,220,000	Corp. Financiera de Desarrollo S.A., 2.400%, 9/28/2027, 144A	3,239,513
2,005,000	Peruvian Government International Bond, 2.392%, 1/23/2026(b)	2,103,265
580,000	Southern Copper Corp., 3.875%, 4/23/2025(b)	640,624
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(b)	1,162,885

		7,146,287

	Philippines — 0.0%
1,060,000	Philippine Government International Bond, 2.457%, 5/05/2030(b)	1,143,888

	Poland — 0.2%
26,400,000	Republic of Poland Government Bond, 1.250%, 10/25/2030, (PLN)(b)	6,784,695

	Portugal — 0.1%
3,590,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	3,570,399

	Singapore — 0.2%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A(b)	799,808
1,450,000	BOC Aviation Ltd., 3.250%, 4/29/2025, 144A(b)	1,514,583
345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A(b)	376,081
4,510,000	Republic of Singapore, 2.750%, 7/01/2023, (SGD)	3,525,931
3,215,000	United Overseas Bank Ltd., 3.200%, 4/23/2021, 144A(b)	3,255,638

		9,472,041

	South Africa — 0.4%
1,400,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	1,396,192
1,400,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A(b)	1,718,388
1,420,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024	1,450,885
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	950,227
46,510,000	Republic of South Africa, Series 2035, 8.875%, 2/28/2035, (ZAR)	2,324,148
39,185,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	1,902,120
7,585,000	South Africa Government International Bond, 5.750%, 9/30/2049	6,422,068

		16,164,028

	Spain — 0.4%
2,300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 0.750%, 9/11/2022, (EUR)(b)	2,730,752
400,000	Banco Santander S.A., 3.125%, 2/23/2023(b)	419,002
600,000	CaixaBank S.A., (fixed rate to 4/17/2025, variable rate thereafter), EMTN, 2.250%, 4/17/2030, (EUR)	710,178
500,000	CaixaBank S.A., (fixed rate to 7/14/2023, variable rate thereafter), EMTN, 2.750%, 7/14/2028, (EUR)	602,485

51 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Spain — continued
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)(b)	$886,732
725,000	Spain Government Bond, 0.750%, 7/30/2021, (EUR)(b)	858,484
430,000	Spain Government Bond, 1.600%, 4/30/2025, 144A, (EUR)(b)	548,054
2,525,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(b)	3,463,118
1,400,000	Spain Government Bond, 2.700%, 10/31/2048, 144A, (EUR)(b)	2,317,285
2,565,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(b)	3,457,026
1,300,000	Telefonica Emisiones S.A., EMTN, 1.495%, 9/11/2025, (EUR)(b)	1,619,202

		17,612,318

	Supranationals — 0.2%
1,495,000	Corporacion Andina de Fomento, 2.375%, 5/12/2023(b)	1,550,375
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(b)	1,173,404
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)(b)	2,637,659
2,560,000	International Bank for Reconstruction & Development, 0.250%, 12/23/2022, (SEK)(b)	286,934
3,515,000	International Bank for Reconstruction & Development, 2.200%, 1/18/2022, (CAD)(b)	2,704,534

		8,352,906

	Sweden — 0.0%
1,675,000	Svenska Handelsbanken AB, 0.625%, 6/30/2023, 144A(b)	1,680,773

	Switzerland — 0.1%
930,000	Credit Suisse AG, 2.950%, 4/09/2025(b)	1,015,337
1,390,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A(b)	1,604,741
1,375,000	Novartis Capital Corp., 2.000%, 2/14/2027(b)	1,462,972
900,000	Syngenta Finance NV, EMTN, 1.250%, 9/10/2027, (EUR)	1,010,106
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045(b)	364,631

		5,457,787

	Thailand — 0.1%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023(b)	1,650,251
85,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)(b)	2,859,708
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A(b)	990,803

		5,500,762

	Trinidad — 0.0%
415,000	Trinidad Generation UnLtd., 5.250%, 11/04/2027, 144A	410,850

	Turkey — 0.3%
2,830,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025	2,886,600
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	535,500
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	2,798,985
6,970,000	Turkey Government International Bond, 5.250%, 3/13/2030	6,200,289
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,384,072

		13,805,446

See accompanying notes to financial statements.	| 52

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Arab Emirates — 0.1%
$1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(b)	$1,827,801
1,295,000	Abu Dhabi Government International Bond, 3.125%, 4/16/2030, 144A(b)	1,447,654

		3,275,455

	United Kingdom — 0.4%
95,000	Avon Products, Inc., 8.950%, 3/15/2043	111,316
1,265,000	British Telecommunications PLC, 3.250%, 11/08/2029, 144A	1,354,343
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(b)	1,529,915
1,420,000	Diageo Capital PLC, 2.125%, 4/29/2032(b)	1,483,028
365,000	HSBC Holdings PLC, 4.950%, 3/31/2030(b)	439,388
1,125,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025(b)	1,224,422
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023(b)	687,185
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(b)	436,267
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A(b)	1,575,139
1,130,000	NatWest Group PLC, 6.000%, 12/19/2023(b)	1,270,818
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)(b)	348,771
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(b)	382,821
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)(b)	320,020
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)(b)	1,484,328
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028(b)	1,964,942

		14,612,703

	United States — 16.1%
165,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	182,318
110,000	Air Lease Corp., 2.250%, 1/15/2023	110,698
15,000	Air Lease Corp., 3.250%, 3/01/2025	15,259
116,000	Air Lease Corp., 3.250%, 10/01/2029	110,034
360,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	335,247
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	493,800
8,000,000	Ally Financial, Inc., 4.125%, 2/13/2022	8,290,399
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	830,298
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,365,847
70,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	35,492
1,965,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	1,336,200
1,667,402	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	1,151,822
108,948	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	86,239
1,363,322	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	945,614
386,558	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	263,837
502,606	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	319,745
5,335,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	5,148,275

53 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,510,000	American Honda Finance Corp., GMTN, 1.700%, 9/09/2021	$2,539,951
3,975,000	Apple, Inc., Series MPLE, 2.513%, 8/19/2024, (CAD)(b)	3,169,522
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	318,933
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,670,815
804,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	789,809
3,960,000	AT&T, Inc., 4.300%, 2/15/2030	4,693,908
424,000	AT&T, Inc., 4.500%, 3/09/2048	486,589
925,000	Aviation Capital Group LLC, 6.750%, 4/06/2021, 144A	942,925
75,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	67,646
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,811,464
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	133,162
3,180,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	3,410,550
140,000	Boeing Co. (The), 3.100%, 5/01/2026	139,656
25,000	Boeing Co. (The), 3.250%, 2/01/2035	23,499
165,000	Boeing Co. (The), 3.550%, 3/01/2038	150,305
25,000	Boeing Co. (The), 3.625%, 3/01/2048	21,970
90,000	Boeing Co. (The), 3.750%, 2/01/2050	82,126
635,000	Boeing Co. (The), 3.850%, 11/01/2048	581,869
640,000	Boeing Co. (The), 3.950%, 8/01/2059	579,368
585,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023(b)	628,601
270,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	259,847
1,860,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	2,166,091
690,000	Broadcom, Inc., 5.000%, 4/15/2030	813,922
60,000	CenturyLink, Inc., 5.625%, 4/01/2025	64,102
880,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	903,100
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(c)(d)(e)	130,454
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023(c)(d)(e)	11,813
7,295,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(c)(d)(e)	246,206
780,000	Chevron Corp., 2.419%, 11/17/2020(b)	781,240
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,754,882
40,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	42,250
3,500,000	Coca-Cola Co. (The), 1.550%, 9/01/2021	3,540,585
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	304,736
485,000	Continental Resources, Inc., 3.800%, 6/01/2024	447,412
640,000	Continental Resources, Inc., 4.500%, 4/15/2023	609,920
63,000	Continental Resources, Inc., 5.000%, 9/15/2022	62,533
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	471,636
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	628,469
155,000	Cummins, Inc., 5.650%, 3/01/2098	187,900
490,000	Dana, Inc., 5.375%, 11/15/2027	502,250
475,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	557,735
75,270	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	70,809
940,000	DH Europe Finance II S.a.r.l., 0.750%, 9/18/2031, (EUR)(b)	1,084,983
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	51,296
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,391

See accompanying notes to financial statements.	| 54

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$1,680,000	DISH DBS Corp., 5.000%, 3/15/2023	$1,713,600
3,570,000	DISH DBS Corp., 5.875%, 11/15/2024	3,661,035
1,385,000	DISH DBS Corp., 7.750%, 7/01/2026	1,522,614
310,000	DR Horton, Inc., 4.375%, 9/15/2022	328,833
140,000	Ecolab, Inc., 4.800%, 3/24/2030(b)	178,576
160,000	Edison International, 4.950%, 4/15/2025	175,136
340,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	286,535
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	344,073
1,075,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,131,363
600,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	516,618
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	489,809
650,000	FedEx Corp., 3.400%, 1/14/2022	673,785
4,910,000	Ford Motor Co., 4.750%, 1/15/2043	4,445,637
2,515,000	Ford Motor Co., 5.291%, 12/08/2046	2,359,384
25,000	Ford Motor Co., 6.375%, 2/01/2029	25,993
50,000	Ford Motor Co., 6.625%, 2/15/2028	52,519
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,268,137
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,444
875,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	896,875
7,305,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	7,533,281
200,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	197,718
2,710,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,802,018
9,830,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	10,565,920
295,000	General Electric Co., 4.500%, 3/11/2044	304,725
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	52,470
1,055,000	General Motors Co., 5.200%, 4/01/2045	1,136,409
405,000	General Motors Co., 6.250%, 10/02/2043	479,951
240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	246,750
7,680,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	7,953,464
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,040,677
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	116,841
635,000	General Motors Financial Co., Inc., EMTN, 2.250%, 9/06/2024, (GBP)	814,348
770,000	General Motors Financial of Canada Ltd., Series 5, 3.250%, 11/07/2023, (CAD)	594,864
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,544,778
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	135,696
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	269,106
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	509,245
905,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	934,125
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,334,471
2,895,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	2,743,012
150,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	145,743
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	171,229
855,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	902,025
20,000	HCA, Inc., 4.750%, 5/01/2023	21,818
6,670,000	HCA, Inc., 5.375%, 9/01/2026	7,367,482

55 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$225,000	HCA, Inc., 7.050%, 12/01/2027	$262,687
820,000	HCA, Inc., 7.500%, 11/06/2033	1,090,600
395,000	HCA, Inc., 8.360%, 4/15/2024	465,112
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	232,537
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	95,625
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	624,552
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	498,506
1,000,000	Hyundai Capital America, 2.650%, 2/10/2025(b)	1,029,800
835,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A(b)	859,883
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(b)	1,640,943
1,395,000	Hyundai Capital America, 6.375%, 4/08/2030, 144A(b)	1,785,749
1,835,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,807,475
5,760,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	5,860,800
290,000	iStar, Inc., 4.750%, 10/01/2024	280,575
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(c)(d)(e)	229
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097(c)(d)(e)	31
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,326,020
7,760,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	7,798,800
1,875,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	1,910,719
1,885,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,934,142
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	783,568
44,000	Masco Corp., 6.500%, 8/15/2032	57,039
403,000	Masco Corp., 7.750%, 8/01/2029	568,609
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)(b)	761,421
2,905,000	MGIC Investment Corp., 5.250%, 8/15/2028	2,996,290
4,315,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	4,509,175
10,000,000	Microsoft Corp., 1.550%, 8/08/2021	10,107,979
2,355,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	2,452,144
1,025,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	1,053,987
450,000	Morgan Stanley, 3.950%, 4/23/2027	510,107
725,000	Morgan Stanley, 5.750%, 1/25/2021	737,388
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,411,987
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	761,998
25,000	MPLX LP, 4.500%, 7/15/2023	27,104
95,000	MPLX LP, 4.875%, 6/01/2025	107,525
2,135,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	2,132,331
3,890,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	4,172,025
4,605,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	4,933,295
3,000,000	Navient Corp., 5.000%, 10/26/2020	3,000,000
2,535,000	Navient Corp., 5.000%, 3/15/2027	2,380,441
915,000	Navient Corp., 5.500%, 1/25/2023	920,815
255,000	Navient Corp., 5.875%, 10/25/2024	253,567
1,600(††††)	Navient Corp., 6.000%, 12/15/2043	34,124
1,130,000	Navient Corp., 6.750%, 6/15/2026	1,127,175
4,318,000	Navient Corp., MTN, 5.625%, 8/01/2033	3,634,137
760,000	Navient Corp., MTN, 6.125%, 3/25/2024	765,700

See accompanying notes to financial statements.	| 56

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$415,000	Navient Corp., MTN, 7.250%, 1/25/2022	$425,375
1,200,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	1,254,600
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	63,053
900,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	535,500
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	269,831
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	25,458
1,765,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A(b)	1,800,026
300,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	215,463
2,355,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	2,172,487
1,795,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	1,848,850
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	1,662,160
420,000	Old Republic International Corp., 4.875%, 10/01/2024	476,767
1,170,000	OneMain Finance Corp., 5.625%, 3/15/2023	1,213,881
860,000	OneMain Finance Corp., 6.875%, 3/15/2025	954,320
2,310,000	OneMain Finance Corp., 7.125%, 3/15/2026	2,580,732
330,000	OneMain Finance Corp., 7.750%, 10/01/2021	345,155
130,000	OneMain Finance Corp., 8.250%, 10/01/2023	144,300
3,693,000	ONEOK Partners LP, 4.900%, 3/15/2025	4,046,886
25,000	ONEOK Partners LP, 6.200%, 9/15/2043	26,486
1,200,000	Owens Corning, 4.400%, 1/30/2048	1,336,438
310,000	Owens Corning, 7.000%, 12/01/2036	413,265
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	3,128,075
585,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	633,628
8,630,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	8,742,449
5,150,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	5,088,887
1,400,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	1,577,140
2,165,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)(b)	2,534,658
1,530,000	Prologis Euro Finance LLC, 0.375%, 2/06/2028, (EUR)(b)	1,803,122
365,000	Prologis LP, 2.250%, 6/30/2029, (GBP)(b)	512,640
1,115,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	1,225,853
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	666,900
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	987,137
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	302,500
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	207,337
210,000	QEP Resources, Inc., 5.375%, 10/01/2022	172,200
295,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	310,830
120,000	Quicken Loans LLC, 5.750%, 5/01/2025, 144A	123,540
95,000	Qwest Corp., 7.250%, 9/15/2025	109,120
345,000	Radian Group, Inc., 4.500%, 10/01/2024	342,481
195,000	Radian Group, Inc., 4.875%, 3/15/2027	195,000
3,365,000	Radian Group, Inc., 6.625%, 3/15/2025	3,550,075
890,000	Range Resources Corp., 4.875%, 5/15/2025	803,314
165,000	Range Resources Corp., 5.000%, 3/15/2023	156,750
1,100,000	Realty Income Corp., EMTN, 1.625%, 12/15/2030, (GBP)	1,409,988
810,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025(b)	866,216
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	26,072
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	707,200

57 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$35,000	Service Properties Trust, 3.950%, 1/15/2028	$29,050
395,000	Service Properties Trust, 4.350%, 10/01/2024	357,475
115,000	Service Properties Trust, 4.500%, 6/15/2023	112,778
60,000	Service Properties Trust, 4.650%, 3/15/2024	55,800
50,000	Service Properties Trust, 4.750%, 10/01/2026	44,466
185,000	Service Properties Trust, 4.950%, 2/15/2027	164,650
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	458,325
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	165,742
5,051,000	SM Energy Co., 10.000%, 1/15/2025, 144A	4,820,220
2,785,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	2,899,881
2,805,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	3,182,609
3,960,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	3,996,828
14,910,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	14,499,975
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	105,000
1,695,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,661,100
820,000	Textron, Inc., 5.950%, 9/21/2021	851,308
100,000	Thermo Fisher Scientific, Inc., EMTN, 1.500%, 10/01/2039, (EUR)	116,971
245,000	Thermo Fisher Scientific, Inc., EMTN, 1.875%, 10/01/2049, (EUR)(b)	289,017
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	97,764
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	102,968
1,635,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022(b)	1,691,107
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	2,175,105
635,000	TransDigm, Inc., 5.500%, 11/15/2027	610,267
171,000	TransDigm, Inc., 6.500%, 7/15/2024	170,573
185,000	TransDigm, Inc., 6.500%, 5/15/2025	184,422
50,000	TransDigm, Inc., 7.500%, 3/15/2027	51,916
2,615,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	2,843,812
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,400
77,186	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	75,621
295,830	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	245,176
53,675,000	U.S. Treasury Bond, 1.250%, 5/15/2050	51,024,797
55,610,000	U.S. Treasury Bond, 1.375%, 8/15/2050	54,576,002
4,960,000	U.S. Treasury Bond, 2.875%, 5/15/2049(b)(f)	6,658,994
4,380,000	U.S. Treasury Bond, 3.000%, 8/15/2048	5,983,662
4,143,706	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(g)	4,217,192
4,183,169	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(b)(g)	4,651,569
13,193,191	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(b)(g)	13,804,407
33,735,000	U.S. Treasury Note, 1.500%, 9/30/2021	34,193,585
34,445,000	U.S. Treasury Note, 1.500%, 10/31/2021	34,953,602
35,975,000	U.S. Treasury Note, 1.500%, 11/30/2021	36,539,920
13,685,000	U.S. Treasury Note, 1.625%, 10/31/2026(b)	14,711,375
14,060,000	U.S. Treasury Note, 1.625%, 8/15/2029(b)	15,312,219
21,715,000	U.S. Treasury Note, 1.750%, 11/30/2021	22,123,853
10,235,000	U.S. Treasury Note, 1.750%, 11/15/2029(b)	11,274,092

See accompanying notes to financial statements.	| 58

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$4,515,000	U.S. Treasury Note, 1.875%, 3/31/2022	$4,632,990
4,700,000	U.S. Treasury Note, 2.875%, 5/15/2028(b)	5,532,047
400,799	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	302,310
1,450,000	United States Steel Corp., 6.650%, 6/01/2037	891,750
25,000	ViacomCBS, Inc., 4.375%, 3/15/2043	26,576
4,050,000	ViacomCBS, Inc., 4.950%, 5/19/2050	4,752,096
395,000	ViacomCBS, Inc., 5.250%, 4/01/2044	459,049
145,000	ViacomCBS, Inc., 5.850%, 9/01/2043	183,932
145,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	98,600
1,150,000	Walmart, Inc., 3.700%, 6/26/2028(b)	1,359,835
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	75,678
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	459,245
1,380,000	Whirlpool Corp., 4.600%, 5/15/2050	1,709,161

		650,233,211

	Uruguay — 0.0%
1,415,000	Uruguay Government International Bond, 4.375%, 1/23/2031(b)	1,682,095

	Total Non-Convertible Bonds (Identified Cost $1,180,453,500)	1,227,095,820

Convertible Bonds — 0.4%
	United States — 0.4%
1,450,000	Booking Holdings, Inc., 0.900%, 9/15/2021	1,542,952
95,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(d)(e)	3,182
545,000	DISH Network Corp., 2.375%, 3/15/2024	490,473
7,055,000	DISH Network Corp., 3.375%, 8/15/2026	6,476,466
290,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	284,200
1,855,000	iStar, Inc., 3.125%, 9/15/2022	1,972,898
1,950,000	Nuance Communications, Inc., 1.000%, 12/15/2035	2,851,758
205,000	Nuance Communications, Inc., 1.250%, 4/01/2025	365,111
10,000	Nuance Communications, Inc., 1.500%, 11/01/2035	16,437
825,000	Western Digital Corp., 1.500%, 2/01/2024	783,252

	Total Convertible Bonds (Identified Cost $13,164,254)	14,786,729

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	156,641
130,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	134,177

	Total Municipals (Identified Cost $256,464)	290,818

	Total Bonds and Notes (Identified Cost $1,193,874,218)	1,242,173,367

59 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.1%
United States — 0.1%
460	Chesapeake Energy Corp., 5.000%(a)(c)(h)(i)	$—
40	Chesapeake Energy Corp., 5.750%(a)(c)(h)(i)	—
736	Chesapeake Energy Corp., 5.750%(a)(c)(h)(i)	—
84	Chesapeake Energy Corp., 5.750%, 144A(a)(c)(h)(i)	—
38,952	El Paso Energy Capital Trust I, 4.750%	1,821,785

1,821,785

	Total Preferred Stocks (Identified Cost $2,285,617)	1,821,785

Principal Amount (‡)
Short-Term Investments — 1.6%
$57,946,780	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $57,946,780 on 10/01/2020 collateralized by $56,783,700 U.S. Treasury Note, 1.125% due 2/28/2025 valued at $59,105,774 including accrued interest (Note 2 of Notes to Financial Statements)	57,946,780
8,535,000	U.S. Treasury Bills, 0.160%, 12/24/2020(j)	8,533,008

	Total Short-Term Investments (Identified Cost $66,478,593)	66,479,788

	Total Investments — 99.5% (Identified Cost $3,258,756,687)	4,020,729,620
	Other assets less liabilities — 0.5%	20,828,034

	Net Assets — 100.0%	$4,041,557,654

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Illiquid security. (Unaudited)
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $391,915 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(g)	Treasury Inflation Protected Security (TIPS).

See accompanying notes to financial statements.	| 60

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

(h)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(i)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $0. See Note 2 of Notes to Financial Statements.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $229,707,819 or 5.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

61 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

At September 30, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/16/2020	KRW	B	5,850,000,000	$4,934,627	$5,002,416	$67,789
Credit Suisse International	12/16/2020	CAD	S	198,988,000	151,303,263	149,490,605	1,812,658
Credit Suisse International	12/16/2020	COP	S	38,844,665,000	10,423,201	10,110,682	312,519
Credit Suisse International	12/16/2020	GBP	B	13,490,000	17,256,502	17,415,027	158,525
Credit Suisse International	12/16/2020	GBP	S	1,119,000	1,427,050	1,444,583	(17,533)
Credit Suisse International	12/16/2020	JPY	B	9,350,164,000	88,161,520	88,746,184	584,664
HSBC Bank USA	12/16/2020	AUD	B	4,075,000	2,961,140	2,919,305	(41,835)
Morgan Stanley Capital Services, Inc.	12/16/2020	EUR	B	144,331,000	170,457,798	169,506,058	(951,740)
UBS AG	12/16/2020	IDR	S	40,354,000,000	2,691,289	2,693,302	(2,013)
UBS AG	12/16/2020	SEK	B	7,350,000	840,628	821,457	(19,171)
UBS AG	12/16/2020	THB	S	83,000,000	2,628,412	2,619,087	9,325

Total							$1,913,188

At September 30, 2020, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	12/16/2020	NOK	30,959,000	EUR	2,910,691	$3,418,390	$98,643

At September 30, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2020	39	$6,209,225	$6,236,953	$27,728

See accompanying notes to financial statements.	| 62

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Industry Summary at September 30, 2020

Treasuries	15.9%
IT Services	8.9
Internet & Direct Marketing Retail	5.8
Software	5.5
Capital Markets	4.5
Interactive Media & Services	4.4
Health Care Equipment & Supplies	4.1
Chemicals	4.1
Life Sciences Tools & Services	3.4
Semiconductors & Semiconductor Equipment	3.0
Banks	2.5
Industrial Conglomerates	2.4
Aerospace & Defense	2.2
Health Care Providers & Services	2.2
Machinery	2.1
Banking	2.0
Other Investments, less than 2% each	24.9
Short-Term Investments	1.6

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2020

United States Dollar	73.9%
Canadian Dollar	6.8
Euro	4.6
Swiss Franc	3.0
British Pound	2.6
Japanese Yen	2.4
Other, less than 2% each	6.2

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

63 |	See accompanying notes to financial statements.

Statements of Assets and Liabilities

September 30, 2020

	Core Plus Bond Fund	Global Allocation Fund
ASSETS
Investments at cost	$9,487,153,944	$3,258,756,687
Net unrealized appreciation	359,873,014	761,972,933

Investments at value	9,847,026,958	4,020,729,620
Cash	18,534,006	425
Due from brokers (Note 2)	633,698	768,811
Foreign currency at value (identified cost $0 and $12,921,128, respectively)	—	12,819,247
Receivable for Fund shares sold	39,155,010	6,534,175
Receivable for securities sold	199,008,232	896,298
Receivable for when-issued/delayed delivery securities sold (Note 2)	897,889,274	—
Collateral received for delayed delivery securities and open forward foreign currency contracts (Notes 2 and 4)	946,000	3,600,000
Dividends and interest receivable	53,224,532	9,900,021
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	3,044,123
Tax reclaims receivable	—	1,134,022
Prepaid expenses (Note 8)	964	403

TOTAL ASSETS	11,056,418,674	4,059,427,145

LIABILITIES
Payable for securities purchased	427,092,486	7,261,964
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,339,716,213	—
Payable for Fund shares redeemed	6,006,628	2,232,489
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,032,292
Foreign taxes payable (Note 2)	—	571,027
Due to brokers (Note 2)	946,000	3,600,000
Payable for variation margin on futures contracts (Note 2)	—	18,281
Management fees payable (Note 6)	2,381,935	2,440,207
Deferred Trustees’ fees (Note 6)	710,579	310,876
Administrative fees payable (Note 6)	328,876	144,166
Payable to distributor (Note 6d)	54,860	56,767
Other accounts payable and accrued expenses	437,394	201,422

TOTAL LIABILITIES	1,777,674,971	17,869,491

NET ASSETS	$9,278,743,703	$4,041,557,654

NET ASSETS CONSIST OF:
Paid-in capital	$8,774,941,028	$3,063,703,863
Accumulated earnings	503,802,675	977,853,791

NET ASSETS	$9,278,743,703	$4,041,557,654

See accompanying notes to financial statements.	| 64

Statements of Assets and Liabilities (continued)

September 30, 2020

	Core Plus Bond Fund	Global Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$617,608,751	$632,478,639

Shares of beneficial interest	43,856,214	24,117,087

Net asset value and redemption price per share	$14.08	$26.23

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.70	$27.83

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$132,590,092	$483,814,383

Shares of beneficial interest	9,411,222	18,768,904

Net asset value and offering price per share	$14.09	$25.78

Class N shares:
Net assets	$2,682,487,368	$264,338,079

Shares of beneficial interest	188,793,604	10,006,615

Net asset value, offering and redemption price per share	$14.21	$26.42

Class Y shares:
Net assets	$5,846,057,492	$2,660,926,553

Shares of beneficial interest	411,695,231	100,733,772

Net asset value, offering and redemption price per share	$14.20	$26.42

65 |	See accompanying notes to financial statements.

Statements of Operations

For the Year Ended September 30, 2020

	Core Plus Bond Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$208,692,879	$33,453,760
Dividends	—	21,613,832
Less net foreign taxes withheld	—	(804,522)

	208,692,879	54,263,070

Expenses
Management fees (Note 6)	25,753,852	25,551,911
Service and distribution fees (Note 6)	2,865,398	6,166,620
Administrative fees (Note 6)	3,575,619	1,521,887
Trustees’ fees and expenses (Note 6)	383,582	177,682
Transfer agent fees and expenses (Notes 6 and 7)	4,446,543	2,701,347
Audit and tax services fees	53,547	56,114
Custodian fees and expenses	267,274	300,360
Legal fees (Note 8)	196,038	83,993
Registration fees	368,335	184,627
Shareholder reporting expenses	207,225	153,500
Miscellaneous expenses (Note 8)	238,980	155,965

Total expenses	38,356,393	37,054,006
Less waiver and/or expense reimbursement (Note 6)	—	(782)

Net expenses	38,356,393	37,053,224

Net investment income	170,336,486	17,209,846

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	299,976,650	208,170,358
Futures contracts	—	537,933
Forward foreign currency contracts (Note 2d)	—	7,942,395
Foreign currency transactions (Note 2c)	(148,893)	221,304
Net change in unrealized appreciation (depreciation) on:
Investments	200,603,746	209,578,471
Futures contracts	—	27,728
Forward foreign currency contracts (Note 2d)	—	2,893,011
Foreign currency translations (Note 2c)	27,169	110,369

Net realized and unrealized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	500,458,672	429,481,569

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$670,795,158	$446,691,415

See accompanying notes to financial statements.	| 66

Statements of Changes in Net Assets

	Core Plus Bond Fund		Global Allocation Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$170,336,486	$193,816,309	$17,209,846	$23,195,146
Net realized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	299,827,757	37,103,540	216,871,990	60,158,656
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	200,630,915	342,043,742	212,609,579	124,957,256

Net increase in net assets resulting from operations	670,795,158	572,963,591	446,691,415	208,311,058

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(11,953,860)	(14,225,845)	(13,439,861)	(15,303,424)
Class C	(2,056,615)	(2,905,066)	(11,301,039)	(13,674,405)
Class N	(67,400,814)	(62,882,079)	(6,572,302)	(3,466,169)
Class Y	(111,898,170)	(103,228,686)	(60,646,702)	(64,089,255)

Total distributions	(193,309,459)	(183,241,676)	(91,959,904)	(96,533,253)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,308,282,070	683,792,596	612,522,950	518,843,716

Net increase in net assets	1,785,767,769	1,073,514,511	967,254,461	630,621,521
NET ASSETS
Beginning of the year	7,492,975,934	6,419,461,423	3,074,303,193	2,443,681,672

End of the year	$9,278,743,703	$7,492,975,934	$4,041,557,654	$3,074,303,193

67 |	See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.25		$12.53		$12.96	$13.06	$12.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.34		0.35	0.28	0.37
Net realized and unrealized gain (loss)	0.86		0.70		(0.38)	(0.04)	0.71

Total from Investment Operations	1.12		1.04		(0.03)	0.24	1.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.32)		(0.40)	(0.34)	(0.36)

Total Distributions	(0.29)		(0.32)		(0.40)	(0.34)	(0.36)

Net asset value, end of the period	$14.08		$13.25		$12.53	$12.96	$13.06

Total return(b)	8.60%		8.39%		(0.27)%	1.86%	8.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$617,609		$558,291		$600,762	$676,892	$776,566
Net expenses	0.72	%(c)	0.73%		0.73%	0.73%	0.73%
Gross expenses	0.72%		0.73%		0.73%	0.73%	0.73%
Net investment income	1.88%		2.63%		2.71%	2.19%	2.91%
Portfolio turnover rate	359	%(d)	297	%(e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.	| 68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.25		$12.53		$12.96	$13.06	$12.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.24		0.25	0.19	0.27
Net realized and unrealized gain (loss)	0.88		0.70		(0.38)	(0.05)	0.73

Total from Investment Operations	1.03		0.94		(0.13)	0.14	1.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.22)		(0.30)	(0.24)	(0.27)

Total Distributions	(0.19)		(0.22)		(0.30)	(0.24)	(0.27)

Net asset value, end of the period	$14.09		$13.25		$12.53	$12.96	$13.06

Total return(b)	7.83%		7.57%		(1.03)%	1.08%	8.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$132,590		$160,201		$185,758	$248,687	$321,626
Net expenses	1.47	%(c)	1.48%		1.48%	1.48%	1.48%
Gross expenses	1.47%		1.48%		1.48%	1.48%	1.48%
Net investment income	1.13%		1.88%		1.96%	1.44%	2.16%
Portfolio turnover rate	359	%(d)	297	%(e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

69 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.37		$12.63		$13.06	$13.17	$12.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.38		0.39	0.33	0.41
Net realized and unrealized gain (loss)	0.88		0.72		(0.38)	(0.06)	0.73

Total from Investment Operations	1.18		1.10		0.01	0.27	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.36)		(0.44)	(0.38)	(0.41)

Total Distributions	(0.34)		(0.36)		(0.44)	(0.38)	(0.41)

Net asset value, end of the period	$14.21		$13.37		$12.63	$13.06	$13.17

Total return	8.95%		8.85%		0.07%	2.12%	9.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,682,487		$2,610,699		$1,899,190	$1,784,150	$2,134,113
Net expenses	0.38	%(b)	0.39%		0.39%	0.39%	0.39%
Gross expenses	0.38%		0.39%		0.39%	0.39%	0.39%
Net investment income	2.21%		2.96%		3.06%	2.53%	3.25%
Portfolio turnover rate	359	%(c)	297	%(d)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(c)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.	| 70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.36		$12.63		$13.06	$13.16	$12.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.37		0.38	0.31	0.40
Net realized and unrealized gain (loss)	0.88		0.71		(0.38)	(0.04)	0.73

Total from Investment Operations	1.17		1.08		0.00 (b)	0.27	1.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)		(0.35)		(0.43)	(0.37)	(0.40)

Total Distributions	(0.33)		(0.35)		(0.43)	(0.37)	(0.40)

Net asset value, end of the period	$14.20		$13.36		$12.63	$13.06	$13.16

Total return	8.87%		8.67%		(0.02)%	2.10%	9.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,846,057		$4,163,785		$3,733,751	$3,846,208	$2,953,919
Net expenses	0.47	%(c)	0.48%		0.48%	0.48%	0.48%
Gross expenses	0.47%		0.48%		0.48%	0.48%	0.48%
Net investment income	2.11%		2.87%		2.97%	2.43%	3.15%
Portfolio turnover rate	359	%(d)	297	%(e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

71 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.76	$23.10	$21.60	$19.17	$18.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.19	0.23	0.31	0.24
Net realized and unrealized gain (loss)	3.05	1.38	1.75	2.36	1.47

Total from Investment Operations	3.15	1.57	1.98	2.67	1.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.16)	(0.19)	(0.24)	(0.15)
Net realized capital gains	(0.56)	(0.75)	(0.29)	—	(0.84)

Total Distributions	(0.68)	(0.91)	(0.48)	(0.24)	(0.99)

Net asset value, end of the period	$26.23	$23.76	$23.10	$21.60	$19.17

Total return(b)	13.41%	7.66%	9.26%	14.10%	9.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$632,479	$453,009	$401,036	$305,275	$280,263
Net expenses	1.15%	1.16%	1.16%	1.18%	1.17%
Gross expenses	1.15%	1.16%	1.16%	1.18%	1.17%
Net investment income	0.42%	0.83%	1.03%	1.57%	1.32%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.	| 72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.43	$22.78		$21.29	$18.89	$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	0.02		0.06	0.16	0.10
Net realized and unrealized gain (loss)	2.99	1.38		1.73	2.33	1.46

Total from Investment Operations	2.91	1.40		1.79	2.49	1.56

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.01)	(0.09)	(0.02)
Net realized capital gains	(0.56)	(0.75)		(0.29)	—	(0.84)

Total Distributions	(0.56)	(0.75)		(0.30)	(0.09)	(0.86)

Net asset value, end of the period	$25.78	$23.43		$22.78	$21.29	$18.89

Total return(c)	12.55%	6.85%		8.46%	13.22%	8.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$483,814	$480,479		$412,610	$354,017	$423,350
Net expenses	1.90%	1.91%		1.91%	1.93%	1.92%
Gross expenses	1.90%	1.91%		1.91%	1.93%	1.92%
Net investment income (loss)	(0.33)%	0.08%		0.29%	0.84%	0.57%
Portfolio turnover rate	37%	27%		22%	35%	43%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

73 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$23.92	$23.25	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.27	0.31	0.20
Net realized and unrealized gain (loss)	3.07	1.38	1.75	2.33

Total from Investment Operations	3.25	1.65	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.23)	(0.25)	—
Net realized capital gains	(0.56)	(0.75)	(0.29)	—

Total Distributions	(0.75)	(0.98)	(0.54)	—

Net asset value, end of the period	$26.42	$23.92	$23.25	$21.73

Total return	13.78%	8.04%	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$264,338	$202,692	$80,346	$59,512
Net expenses	0.82%	0.82%	0.83%	0.87	%(c)
Gross expenses	0.82%	0.82%	0.83%	0.87	%(c)
Net investment income	0.76%	1.20%	1.36%	1.48	%(c)
Portfolio turnover rate	37%	27%	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.	| 74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.92	$23.25	$21.74	$19.29	$18.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.24	0.29	0.36	0.29
Net realized and unrealized gain (loss)	3.07	1.40	1.75	2.37	1.49

Total from Investment Operations	3.23	1.64	2.04	2.73	1.78

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.22)	(0.24)	(0.28)	(0.20)
Net realized capital gains	(0.56)	(0.75)	(0.29)	—	(0.84)

Total Distributions	(0.73)	(0.97)	(0.53)	(0.28)	(1.04)

Net asset value, end of the period	$26.42	$23.92	$23.25	$21.74	$19.29

Total return	13.70%	7.95%	9.49%	14.42%	9.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,660,927	$1,938,124	$1,549,689	$1,067,062	$835,391
Net expenses	0.90%	0.91%	0.91%	0.93%	0.92%
Gross expenses	0.90%	0.91%	0.91%	0.93%	0.92%
Net investment income	0.67%	1.08%	1.29%	1.79%	1.58%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

75 |	See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2020

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund and 5.75% for Global Allocation Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

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Notes to Financial Statements (continued)

September 30, 2020

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued

77 |

Notes to Financial Statements (continued)

September 30, 2020

at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Plus Bond Fund	$—	—	$—	—	$2,307,376	Less than 0.1%
Global Allocation Fund	563,759,481	13.9%	391,915	Less than 0.1%	—	—

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the

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Notes to Financial Statements (continued)

September 30, 2020

amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2020, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Core Plus Bond Fund	$13,576,656

79 |

Notes to Financial Statements (continued)

September 30, 2020

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the

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Notes to Financial Statements (continued)

September 30, 2020

credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

81 |

Notes to Financial Statements (continued)

September 30, 2020

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, convertible bonds, defaulted and/or non-income producing securities, capital gains taxes, deferred Trustees’ fees, distribution re-designations, contingent payment debt instruments, forward foreign currency contract mark-to-market, futures contract mark-to-market, trust preferred securities and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, defaulted and/or non-income producing securities, forward foreign currency contract mark-to-market, wash sales, premium amortization, contingent payment debt instruments, trust preferred securities, capital gains taxes, foreign currency gains and losses, futures contract mark-to-market, paydown gains and losses and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

September 30, 2020

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$193,309,459	$—	$193,309,459	$183,241,676	$—	$183,241,676
Global Allocation Fund	18,191,927	73,767,977	91,959,904	18,627,380	77,905,873	96,533,253

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Undistributed ordinary income	$151,108,769	$19,532,864
Undistributed long-term capital gains	27,812,288	204,551,060

Total undistributed earnings	178,921,057	224,083,924

Unrealized appreciation	325,592,198	754,433,890

Total accumulated earnings	$504,513,255	$978,517,814

Capital loss carryforward utilized in the current year	$74,174,601	$—

As of September 30, 2020, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Loomis Sayles Core Plus Bond Fund	Loomis Sayles Global Allocation Fund
Unrealized appreciation (depreciation)
Investments	$349,485,307	$752,864,748
Foreign currency translations	(23,893,109)	1,569,142

Total unrealized appreciation	$325,592,198	$754,433,890

83 |

Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Federal tax cost	$9,521,438,809	$3,265,634,581

Gross tax appreciation	$414,243,127	$819,937,079
Gross tax depreciation	(88,654,978)	(64,834,813)

Net tax appreciation	$325,588,149	$755,102,266

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to capital gains taxes and foreign exchange gains or losses.

i.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

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k.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as collateral for delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Core Plus Fund represents cash received as collateral for delayed delivery securities. The due to brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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September 30, 2020

n.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

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Notes to Financial Statements (continued)

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•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$103,010,183	$27,065	(b)	$103,037,248
Collateralized Mortgage Obligations	—	20,568,879	2,280,311	(b)	22,849,190
All Other Non-Convertible Bonds(a)	—	8,116,789,545	—		8,116,789,545

Total Non-Convertible Bonds	—	8,240,368,607	2,307,376		8,242,675,983

Municipals(a)	—	18,003,319	—		18,003,319

Total Bonds and Notes	—	8,258,371,926	2,307,376		8,260,679,302

Senior Loans(a)	—	214,059,959	—		214,059,959
Preferred Stocks(a)	—	16,839,730	—		16,839,730
Common Stocks(a)	—	584,030	—	(c)	584,030
Short-Term Investments	—	1,354,863,937	—		1,354,863,937

Total	$—	$9,844,719,582	$2,307,376		$9,847,026,958

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

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Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
France	$—	$58,624,269	$—		$58,624,269
Hong Kong	—	40,863,725	—		40,863,725
India	—	53,949,922	—		53,949,922
Japan	—	70,379,992	—		70,379,992
Netherlands	—	59,105,937	—		59,105,937
Sweden	—	60,300,319	—		60,300,319
Switzerland	—	119,991,948	—		119,991,948
United Kingdom	90,446,299	100,543,369	—		190,989,668
All Other Common Stocks(a)	2,056,048,900	—	—		2,056,048,900

Total Common Stocks	2,146,495,199	563,759,481	—		2,710,254,680

Bonds and Notes
Non-Convertible Bonds
United States	34,124	650,199,087	—		650,233,211
All Other Non-Convertible Bonds(a)	—	576,862,609	—		576,862,609

Total Non-Convertible Bonds	34,124	1,227,061,696	—		1,227,095,820

Convertible Bonds(a)	—	14,786,729	—		14,786,729
Municipals(a)	—	290,818	—		290,818

Total Bonds and Notes	34,124	1,242,139,243			1,242,173,367

Preferred Stocks(a)	1,821,785	—	—	(b)	1,821,785
Short-Term Investments	—	66,479,788	—		66,479,788

Total Investments	2,148,351,108	1,872,378,512	—		4,020,729,620

Forward Foreign Currency Contracts (unrealized appreciation)	—	3,044,123	—		3,044,123
Futures Contracts (unrealized appreciation)	27,728	—	—		27,728

Total	$2,148,378,836	$1,875,422,635	$—		$4,023,801,471

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Global Allocation Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,032,292)	$—	$(1,032,292)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes securities fair valued at zero by the Fund’s adviser using Level 3 inputs.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$41,289	$—	$(17)	$152		$—
Collateralized Mortgage Obligations	—	—	(140,243)	165,932		—
Common Stocks
Oil, Gas & Consumable Fuels	779	—	—	(779)		—

Total	$42,068	$—	$(140,260)	$165,305		$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(14,359)	$—	$—	$27,065		$(6)
Collateralized Mortgage Obligations	(11,801,290)	14,055,912	—	2,280,311		165,932
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	(a)	(779)

Total	$(11,815,649)	$14,055,912	$—	$2,307,376		$165,147

(a)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 Inputs.

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Debt securities valued at $14,055,912 were transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Canada	$4,819	$—	$17	$29	$—
Preferred Stocks
United States	301,240	—	—	(318,720)	—

Total	$306,059	$—	$17	$(318,691)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
Canada	$(4,865)	$—	$—	$—	$—
Preferred Stocks
United States	—	17,480	—	— (a)	(318,720)

Total	$(4,865)	$17,480	$—	$—	$(318,720)

(a)	Includes securities fair valued at zero by the Fund’s adviser using Level 3 Inputs.

A preferred stock valued at $17,480 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was

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Notes to Financial Statements (continued)

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valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Allocation Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2020, Global Allocation Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts to gain investment exposure. During the year ended September 30, 2020, Global Allocation Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$3,044,123	$—

Exchange-traded asset derivatives
Interest rate contracts	—	27,728

Total asset derivatives	$3,044,123	$27,728

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Notes to Financial Statements (continued)

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Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,032,292)

1

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$537,933
Foreign exchange contracts	7,942,395	—

Total	$7,942,395	$537,933

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$27,728
Foreign exchange contracts	2,893,011	—

Total	$2,893,011	$27,728

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

September 30, 2020

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2020:

Global Allocation Fund	Forwards	Futures
Average Notional Amount Outstanding	9.88%	0.17%
Highest Notional Amount Outstanding	11.47%	0.22%
Lowest Notional Amount Outstanding	8.43%	0.15%
Notional Amount Outstanding as of September 30, 2020	11.32%	0.15%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$67,789	$—	$67,789	$—	$67,789
Credit Suisse International	2,868,366	(17,533)	2,850,833	(2,850,833)	—
Morgan Stanley Capital Services, Inc.	98,643	(98,643)	—	—	—
UBS AG	9,325	(9,325)	—	—	—

	$3,044,123	$(125,501)	$2,918,622	$(2,850,833)	$67,789

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(17,533)	$17,533	$—	$—	$—
HSBC Bank USA	(41,835)	—	(41,835)	—	(41,835)
Morgan Stanley Capital Services, Inc.	(951,740)	98,643	(853,097)	693,811	(159,286)
UBS AG	(21,184)	9,325	(11,859)	—	(11,859)

	$(1,032,292)	$125,501	$(906,791)	$693,811	$(212,980)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master

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Notes to Financial Statements (continued)

September 30, 2020

agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Allocation Fund	$3,947,188	$277,043

Net loss amount reflects cash received as collateral of $3,600,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$25,650,126,245	$26,267,289,641	$2,701,867,371	$1,264,462,341
Global Allocation Fund	280,535,863	139,563,611	1,626,592,448	1,088,869,754

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6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%
Global Allocation Fund	0.7500%	0.7500%	0.7300%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022 for Core Plus Bond Fund and until January 31, 2021 for Global Allocation Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2020 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.75%	1.50%	0.45%	0.50%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Core Plus Bond Fund	$12,876,926	0.16%
Global Allocation Fund	25,551,911	0.74%

For the year ended September 30, 2020, the advisory administration fees for Core Plus Bond Fund were $12,876,926 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for either Fund during the year ended September 30, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

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Notes to Financial Statements (continued)

September 30, 2020

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,374,815	$372,646	$1,117,937
Global Allocation Fund	1,279,400	1,221,805	3,665,415

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$3,575,619
Global Allocation Fund	1,521,887

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Notes to Financial Statements (continued)

September 30, 2020

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$4,216,850
Global Allocation Fund	2,613,013

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$54,860
Global Allocation Fund	56,767

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2020, were as follows:

Fund	Commissions
Core Plus Bond Fund	$74,686
Global Allocation Fund	198,902

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Notes to Financial Statements (continued)

September 30, 2020

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

101 |

Notes to Financial Statements (continued)

September 30, 2020

g.  Affiliated Ownership.  As of September 30, 2020, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Core Plus Bond Fund and Global Allocation Fund representing 0.13% and 0.57%, respectively, of the Funds’ net assets.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors had given a binding contractual undertaking to Global Allocation Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through January 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed Global Allocation Fund $782 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$458,508	$125,024	$8,901	$3,854,110
Global Allocation Fund	429,392	410,683	2,413	1,858,859

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2020

For the year ended September 30, 2020, neither Fund had borrowings under this agreement.

9.  Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Core Plus Bond Fund	1	11.44%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2020

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,898,810	$246,212,136	12,426,857	$158,345,750
Issued in connection with the reinvestment of distributions	648,421	8,793,629	837,896	10,721,395
Redeemed	(16,819,374)	(227,319,033)	(19,090,450)	(243,916,582)

Net change	1,727,857	$27,686,732	(5,825,697)	$(74,849,437)

Class C
Issued from the sale of shares	2,130,053	$29,237,104	1,660,719	$21,057,183
Issued in connection with the reinvestment of distributions	119,932	1,623,298	172,807	2,212,246
Redeemed	(4,925,789)	(67,833,185)	(4,572,623)	(58,229,725)

Net change	(2,675,804)	$(36,972,783)	(2,739,097)	$(34,960,296)

Class N
Issued from the sale of shares	84,014,957	$1,156,522,813	74,861,614	$965,170,758
Issued in connection with the reinvestment of distributions	4,691,629	64,237,460	4,521,156	58,566,539
Redeemed	(62,741,955)	(854,510,574)	(34,409,887)	(444,651,546)
Redeemed in-kind (Note 12)	(32,463,709)	(456,764,389)	—	—

Net change	(6,499,078)	$(90,514,690)	44,972,883	$579,085,751

Class Y
Issued from the sale of shares	190,014,284	$2,636,656,671	85,377,215	$1,102,722,145
Issued in connection with the reinvestment of distributions	6,961,003	95,521,951	6,833,439	88,271,244
Redeemed	(96,927,942)	(1,324,095,811)	(76,245,974)	(976,476,811)

Net change	100,047,345	$1,408,082,811	15,964,680	$214,516,578

Increase from capital share transactions	92,600,320	$1,308,282,070	52,372,769	$683,792,596

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Notes to Financial Statements (continued)

September 30, 2020

11.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	9,934,108	$244,510,222	7,286,270	$162,617,493
Issued in connection with the reinvestment of distributions	408,536	10,037,738	622,284	12,134,537
Redeemed	(5,288,773)	(125,525,882)	(6,207,958)	(137,784,719)

Net change	5,053,871	$129,022,078	1,700,596	$36,967,311

Class C
Issued from the sale of shares	5,429,302	$129,254,637	5,953,693	$130,846,979
Issued in connection with the reinvestment of distributions	335,475	8,148,688	519,881	10,054,504
Redeemed	(7,501,444)	(180,254,496)	(4,084,514)	(89,798,271)

Net change	(1,736,667)	$(42,851,171)	2,389,060	$51,103,212

Class N
Issued from the sale of shares	2,473,848	$60,506,193	5,515,442	$122,986,662
Issued in connection with the reinvestment of distributions	229,737	5,672,201	168,053	3,290,482
Redeemed	(1,170,090)	(28,432,814)	(665,833)	(15,132,556)

Net change	1,533,495	$37,745,580	5,017,662	$111,144,588

Class Y
Issued from the sale of shares	39,782,349	$960,786,370	31,758,778	$709,981,758
Issued in connection with the reinvestment of distributions	1,901,677	46,971,422	2,439,526	47,790,318
Redeemed	(21,963,125)	(519,151,329)	(19,828,297)	(438,143,471)

Net change	19,720,901	$488,606,463	14,370,007	$319,628,605

Increase from capital share transactions	24,571,600	$612,522,950	23,477,325	$518,843,716

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Core Plus Bond Fund realized a gain of $19,866,959 on redemptions-in-kind during the year ended September 30, 2020. This amount is included in realized gain (loss) on the Statements of Operations.

105 |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust I and Shareholders of Loomis Sayles Global Allocation Fund and Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Allocation Fund (one of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers;

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Report of Independent Registered Public Accounting Firm

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

107 |

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Allocation Fund	59.76%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Global Allocation Fund	$73,767,977

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Allocation Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

109 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

111 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

113 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I; President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE [TRUST/TRUSTS]

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20
Loomis Sayles Core Plus Bond Fund	$44,201	$44,643	$1,097	$1,311	$8,104	$8,104	$—	$—

1.	Audit-related fees consist of:

2019 & 2020 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2019 & 2020 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2019 and 2020 were $9,202 and $9,415, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/18-9/30/19	10/1/19-9/30/20
Control Affiliates	$32,252	$1,646

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2)   Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 23, 2020

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 23, 2020